                                                                 CONFIDENTIAL

                                                                 EXHIBIT 10.20

             ______________________________________________________

                           ASSET PURCHASE AGREEMENT


                                    Between



                                IntraEAR, Inc.
                                    Seller


                                     and



                              DURECT CORPORATION,
                                   Purchaser



             _____________________________________________________


                                October 1, 1999


             ______________________________________________________

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
1.   Sale and Purchase of Purchased Assets.............................      1

       a.    Purchase and Sale.........................................      1
       b.    Excluded Assets...........................................      3
       c.    Liabilities...............................................      3
       d.    Closing and Closing Date..................................      4
       e.    Actions at the Closing....................................      4
       f.    Assumption................................................      4

2.   Purchase Price; Terms of Payment..................................      5

       a.    Purchase Price............................................      5
       b.    Allocation of Purchase Price..............................      5
       c.    Taxes Arising from Transfer...............................      5
       d.    Income Tax Treatment......................................      5

3.   Representations and Warranties of the Seller......................      5

       a.    Organization..............................................      5
       b.    Title to Purchased Assets.................................      6
       c.    Contracts with Respect to the Purchased Assets............      6
       d.    Other Contracts...........................................      6
       e.    Due Authority; Valid and Binding Agreements...............      7
       f.    No Conflicts or Violations................................      7
       g.    Inventory and Equipment...................................      7
       h.    Financial Information.....................................      8
       i.    Absence of Certain Changes................................      8
       j.    No Violation of Law.......................................      8
       k.    Litigation, etc...........................................      8
       l.    No Brokers................................................      9
       m.    Assignability of Contracts; No Default....................      9
       n.    Taxes.....................................................      9
       o.    Health, Safety, Employment and Environmental Matters......     10
       p.    Review of Purchaser Financial Information.................     11
       q.    Intellectual Property Assets..............................     11
       r.    Food and Drug.............................................     12
       s.    Fair Consideration; No Fraudulent Conveyance..............     13
       t.    Investment Intent.........................................     13
       u.    Disclosure of Information.................................     13
       v.    Investment Experience.....................................     13
       w.    Restricted Securities.....................................     13
       x.    Legends...................................................     14
       y.    Corporate Securities Law..................................     14
       z.    Full Disclosure...........................................     14
      aa.    Creditor Filings..........................................     15

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                               TABLE OF CONTENTS
                                  (continued)

                                                                          Page
                                                                          ----
      bb.    No Knowledge of Breach....................................     15

4.   Representations and Warranties of the Purchaser...................     15

       a.    Organization, Good Standing and Qualification.............     15
       b.    Capitalization............................................     16
       c.    Subsidiaries..............................................     16
       d.    Authorization.............................................     16
       e.    Valid Issuance of Preferred and Common Stock..............     16
       f.    Governmental Consents.....................................     17
       g.    Litigation................................................     17
       h.    Compliance with Other Instruments.........................     17
       i.    Disclosure................................................     17
       j.    Offering..................................................     17
       k.    Permits...................................................     18
       l.    Financial Statements......................................     18
       m.    No Material Adverse Change................................     18
       n.    Taxes.....................................................     18
       o.    Property and Assets.......................................     18
       p.    Insurance.................................................     18
       q.    Material Contracts and Obligations........................     19
       r.    Employees.................................................     19
       s.    Key Employees.............................................     19
       t.    No Brokers................................................     19
       u.    Intellectual Property.....................................     19
       v.    No Knowledge of Breach....................................     20

5.   Interim Agreements................................................     20
       a.    Access; Confidentiality...................................     20
       b.    Public Announcements......................................     20
       c.    Interim Operations........................................     20
       d.    Ordinary Course Covenant..................................     20
       e.    Occurrence of Conditions..................................     20
       f.    Certain Assignments.......................................     20
       g.    No Other Bids.............................................     21

6.   Conditions to Obligations of the Purchaser........................     21
       a.    Representations, Warranties and Performance...............     21
       b.    Litigation................................................     21
       c.    Certain Assignments.......................................     21
       d.    Absence of Adverse Changes................................     21
       e.    Related Agreements........................................     21
       f.    Approvals.................................................     22
       g.    Affidavit.................................................     22
       h.    Escrow Agreement and Trust Agreement......................     22

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                               TABLE OF CONTENTS
                                  (continued)

                                                                          Page
                                                                          ----
       i.    Opinion of Counsel........................................     22
       j.    Employment Agreements.....................................     22
       k     Intellectual Property Assignments.........................     22
       l.    Due Diligence.............................................     22
7.   Conditions to Obligations of the Seller...........................     22
       a.    Representations, Warranties and Performance...............     22
       b.    Litigation................................................     22
       c.    Related Agreements........................................     22
       d.    Approvals.................................................     23
       e.    Absence of Adverse Changes................................     23
       f.    Escrow Agreement and Trust Agreement......................     23
       g.    Certificate of Designation................................     23
       h.    Opinion of Counsel........................................     23
       i.    Employment Agreements.....................................     23
8.   Termination; Survival and Effect of Termination...................     23
       a.    Termination...............................................     23
       b.    Survival..................................................     24
       9.    Covenants Following Closing...............................     24
       a.    Indemnification...........................................     24
       b.    Certain Tax Certificates..................................     25
       c.    Transition Support........................................     25
       d.    Non-Competition Agreement.................................     26
       e.    Purchaser Research and Development Commitment.............     27
10.  Miscellaneous.....................................................     27
       a.    Survival of Representation and warranties................      27
       b.    Fees and Expenses.........................................     27
       c.    Entire Agreement; Third-Party Beneficiaries...............     27
       d.    Amendments................................................     27
       e.    Notices...................................................     27
       f.    Assignment................................................     28
       g.    Incorporation by Reference................................     28
       h.    Governing.................................................     28
       i.    Captions..................................................     29
       j.    Attorneys' Fees...........................................     29
       k.    No Waiver.................................................     29
       l.    Counterparts..............................................     29

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                              DURECT CORPORATION

                           ASSET PURCHASE AGREEMENT
                           ------------------------

          This Agreement is made as of October 1, 1999, by and among Durect Corporation, a Delaware corporation ("Purchaser"), and IntraEAR, Inc., a
                                      ---------
Delaware corporation ("Seller").
                       ------

          A. Seller is in the business of developing and commercializing products (including but not limited to medical devices, therapeutic agents or drug delivering technologies) aimed at treatment or diagnosis of inner ear disorders (the "Business").
                --------

          B. Seller desires to sell and Purchaser desires to purchase substantially all of the assets and assume certain specified liabilities of Seller in a taxable transaction (the "Acquisition").
                                      -----------

          C. Seller and Purchaser entered into a Letter of Intent dated September 10, 1999 reflecting their mutual understanding regarding the transactions contemplated by this Agreement. This Agreement supersedes and supplements any and all prior agreements between Seller and Purchaser with respect to the Acquisition (except for the Confidentiality Agreement dated as of August 10, 1999 (the "Confidentiality Agreement")), including such Letter of
                      -------------------------
Intent, and is, together with all documents contemplated by this Agreement, intended as a complete statement of the terms relating to the subject matter hereof and thereof.

          NOW, THEREFORE, in consideration of the mutual agreements, representations and warranties contained in this Agreement, the parties agree as follows:

          1.   Sale and Purchase of Purchased Assets.
               -------------------------------------

               a.   Purchase and Sale.  Subject to the terms and conditions
                    -------------
contained in this Agreement and except for certain Excluded Assets as set forth in Section 1.b(i) below, at the Closing (as defined in Section 1.d below) Seller shall sell, assign, grant, transfer and convey to Purchaser, free and clear of all liens and encumbrances, and Purchaser shall purchase from Seller, substantially all of the assets of Seller, including all tangible and intangible personal and real property of every kind and nature owned by Seller (collectively, the "Purchased Assets"), and Seller shall deliver good, clear and
                    -----------------
marketable title to each and every Purchased Asset, together with such bills of sale, assignments and other instruments of conveyance as may be reasonably requested by Purchaser to permit such delivery. Without limiting the foregoing, the Purchased Assets shall be deemed to include the following:

                    (i) All patents, copyrights, trademarks, trade names, trade styles, business names, service marks, internet domain names and applications and registrations therefor, including without limitation those patents, patent applications and trademarks listed on Exhibit A, as such Exhibit may be amended
                                      ---------
with Purchaser's consent from time to time, and any continuations, continuations-in-part, divisional applications, re-issues, re-examinations, extensions, foreign counterparts and equivalents thereof, all rights and licenses thereto and all

*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

inventions (whether or not patentable), trade secrets, know-how, lab notebooks, processes, formulae, business and marketing plans, worldwide marketing rights (subject to Assigned Contracts, defined below), computer software data, customer and supplier lists, price lists, mailing lists, customer and supplier records and confidential and other proprietary information throughout the world (the "Intellectual Property Assets");
 ----------------------------

                    (ii) All of Seller's rights under any contract, agreement, lease or other arrangement listed on Exhibit B-1, as such Exhibit may be updated
                                     -----------
with Purchaser's consent from time to time (the "Assigned Contracts");
                                                 ------------------

                    (iii) All of Seller's regulatory approvals, regulatory audits and manufacturing certifications listed on Exhibit B-2, as such Exhibit
                                                  -----------
may be updated with Purchaser's consent from time to time (the "Regulatory
                                                                ----------
Approvals");
---------

                    (iv) All right, title and interest in the equipment, fixtures, machinery, furniture, computers and telecommunications equipment and supplies listed on Exhibit C, as such Exhibit may be updated with Purchaser's
                   ---------
consent from time to time hereto (the "Equipment");
                                       ---------

                    (v) All inventory owned or controlled by, or in the possession of, Seller, including without limitation raw materials, work-in-process, finished goods, supplies, prototypes and all interests therein listed on Exhibit D, as such Exhibit may be updated with Purchaser's consent from time
   ---------
to time;

                    (vi) All books and records, whether originals or copies, whether financial, medical or otherwise, relating to the Purchased Assets or the Business; provided that the Seller and its designated legal and financial advisors shall have reasonable access to such books and records during normal business hours following the Closing Date for any valid purpose, and Seller shall be entitled, at Seller's expense, to make and retain photocopies of such records for the purpose of tax compliance;

                    (vii) All of Seller's rights under manufacturers' warranties and guarantees relating to the Equipment;

                    (viii) All benefits and proceeds with respect to the Equipment under any policy of insurance;

                    (ix) All licenses, permits, authorizations and other approvals from any federal, state, local or foreign governmental, public or self-regulatory body or authority relating to the Business and Purchased Assets or the Assumed Liabilities (as defined in Section 1.c below) (collectively, the "Permits");
 -------

                    (x) All accounts receivable, prepaid expenses, deposits (including, without limitation, deposits under the Assigned Contracts), and purchase orders;

                    (xi) All cash, other forms of bank deposits and stock and other securities;

*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                    (xii)  All goodwill relating to the Business; and

                    (xiii) All other assets as relate primarily to the Purchased Assets that are not specifically listed as Excluded Assets in Section 1.b below.

               b.   Excluded Assets.  The Purchased Assets shall not include the
                    ---------------
assets described with specificity on Exhibit E.
                                     ---------

               c.   Liabilities.  Except as expressly provided herein with
                    -----------
respect to the Assigned Contracts, Purchaser shall not assume, or take title to the Purchased Assets subject to, or in any way be liable or responsible for any liabilities or obligations of any kind of Seller, and Seller shall continue to remain responsible for the same. Those liabilities and obligations which Purchaser assumes pursuant to the express terms of this Agreement are referred to herein as the "Assumed Liabilities." Without limiting the generality of the
                  -------------------
foregoing, Purchaser shall not assume or take title to the Purchased Assets subject to any of the following:

                    (i) Except for the performance of obligations and duties set forth in the Assigned Contracts, any obligations, liabilities, debts or other charges of Seller outstanding on the Closing Date or arising after the Closing Date;

                    (ii) Any liability or obligation of Seller (existing prior to, on or after the Closing Date) arising from claims for personal injury (including death) or damage to property, including (without limitation) in respect of any negligence, malpractice or other wrongful action in connection therewith;

                    (iii) Any liability or obligation of Seller, or any of its employees (existing prior to, on or after the Closing Date), for any federal, state, local or foreign income, sales, employee, use and any other taxes of any kind, including, without limitation, any of such taxes arising out of or in connection with the purchase of the Purchased Assets by Purchaser hereunder;

                    (iv) Any liability or obligation (existing prior to, on or after the Closing Date) in respect of any plan, agreement, arrangement or understanding under which benefits or compensation are provided by Seller for its employees (including but not limited to, any contract or other obligation for health insurance, or any commissions or revenue or profit sharing);

                    (v) Any liability or obligation of Seller (existing prior to, on or after the Closing Date) based upon or arising under any contract or agreement existing prior to or at the time of Closing, other than a liability or obligation incurred pursuant to an Assigned Contract after the Closing Date;

                    (vi) Any lien, encumbrance, mortgage, security interest or other charge of any nature whatsoever; or

*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                    (vii) Any liabilities or obligations arising from any action, proceeding or litigation to which Seller is or would be a party that is pending, threatened or based upon facts that arise prior to or on the Closing.

               d.   Closing and Closing Date.  Unless otherwise agreed by the
                    ------------------------
parties, a consummation of the transactions contemplated by this Agreement shall take place at a closing (the "Closing") to be held at the offices of Venture Law
                              -------
Group, counsel to Purchaser, on October 1, 1999, or such other time or date as Seller and Purchaser shall mutually agree, such time and date being referred to herein as the "Closing Date."
               ------------

               e.   Actions at the Closing.  At the Closing, Seller and
                    ----------------------
Purchaser shall take such actions and execute and deliver such agreements, bills of sale and other instruments and documents as necessary or appropriate to effect the transactions contemplated by this Agreement in accordance with its terms, including without limitation the following:

                    (i)    Bill of Sale.  Seller shall deliver to Purchaser a
                           ------------
general bill of sale substantially in the form attached as Exhibit G (the "Bill
                                                           ---------       ----
of Sale") with respect to each Purchased Asset, in each case duly executed by
-------
Seller, assigning to Purchaser all of Seller's right, title and interest in and to the Purchased Assets.

                    (ii)   Purchase Price.  Purchaser shall deliver the Purchase
                           --------------
Price (defined in Section 2.a below) to Seller in accordance with the provisions of Section 2, which shall be deemed to satisfy any obligation of Purchaser with respect to Taxes (defined in Section 3.n below) in connection with the transactions contemplated by this Agreement.

                    (iii)  Title.  Seller shall provide reasonable evidence of
                           -----
valid title to such of the Purchased Assets as Purchaser may reasonably request in writing prior to the Closing, in form and substance reasonably satisfactory to Purchaser (including, but not limited to, patent, copyright and trademark assignments).

                    (iv)   Third Party Consents and Assignments.  Seller shall
                           ------------------------------------
deliver to Purchaser any assignments, and any required consents to assignment, that it has obtained in respect of the Assigned Contracts, duly executed by the appropriate parties having the authority so to assign or consent to assign, in form and substance as Purchaser shall reasonably request.

                    (v)    Escrow Agreement and Trust Agreement.  The parties
                           ------------------------------------
shall deliver executed copies of the Escrow Agreement in substantially the form attached hereto as Exhibit L (the "Escrow Agreement") and the Trust Agreement in
                   ---------       ----------------
substantially the form attached hereto as Exhibit N (the "Trust Agreement").
                                          ---------       ---------------

                    (vi)   Intellectual Property Transfer.  Seller shall
                           ------------------------------
deliver patent and trademark assignments reasonably required by Purchaser and sufficient to assign the Intellectual Property on Exhibit A to Purchaser.

               f.   Assumption.  Purchaser hereby agrees to assume, and to
                    ----------
faithfully discharge, the Assigned Contracts, with respect to the obligations of Seller arising thereunder from and after the later of the Closing Date or the date of the written assignment, as applicable.

*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                                                                   Exhibit 10.20

          2.   Purchase Price; Terms of Payment.
               --------------------------------

               a.   Purchase Price.  The purchase price to be paid for the
                    --------------
Purchased Assets (the "Purchase Price") shall consist of $320,000 (the "Cash")
                       --------------                                   ----
and 325,023 shares of unregistered Series B-1 Preferred Stock of Purchaser (the "Securities") with the rights, preferences and privileges set forth on the
-----------
Certificate of Designation of Rights, Preferences and Privileges attached hereto as Exhibit H (the "Certificate of Designation"). 70,000 shares of the
   ---------       --------------------------     ----
Securities shall be held in escrow according to the terms of the Escrow Agreement and shall constitute an "Escrow Fund" to be used as set forth in
                                   -----------
Section 9. The cash shall be deposited in a trust account pursuant to the Trust Agreement and shall constitute a trust fund as set forth in the Trust Agreement to be used to pay liabilities of Seller incurred prior to the Closing Date.

               b.   Allocation of Purchase Price.  The Purchase Price, with an
                    ----------------------------
aggregate value of [$843,287.03], shall be allocated as provided in Exhibit I
                    -----------                                     ---------
hereto (which Exhibit I will be prepared promptly after the Closing) for
              ---------
purposes of complying with the requirements of Section 1060 of the Internal Revenue Code of 1986, as amended (the "Code"). Each party hereto agrees to
                                       ----
prepare its federal and state income tax returns for all current and future tax reporting periods and file Form 8594 (and corresponding state forms) with respect to this transaction in a manner consistent with the allocations set forth in said Exhibit I. If any state or federal taxing authority challenges
              ---------
such allocation, the party receiving notice of such challenge shall give the other prompt written notice of such challenge, and the parties shall cooperate in good faith in responding to it in order to preserve the effectiveness of such allocation, and shall take no position in any tax proceeding inconsistent therewith.

               c.   Taxes Arising from Transfer.  Seller shall pay any sales,
                    ---------------------------
use, transfer, excise or other similar taxes, if any, arising out of the transfer of the Purchased Assets, or otherwise as a consequence of the transactions contemplated by this Agreement.

               d.   Income Tax Treatment.  It is the intent of the parties that
                    --------------------
the Acquisition will fail to qualify as a "reorganization" within the meaning of
Section 368(a) of the Code and will instead be treated as a transfer of assets resulting in recognition of gain or loss by Seller. Each party hereto agrees to prepare its federal and state income tax returns for all current and future tax reporting periods in a manner consistent with such intention and to take no position in any tax proceeding inconsistent therewith.

          3.   Representations and Warranties of Seller.  Except as set forth on
               ----------------------------------------
Seller Disclosure Statement attached hereto as Exhibit K, as such Exhibit may be
                                               ---------
updated with Purchaser's consent from time to time, Seller represents and warrants to Purchaser that:

               a.   Organization.  Seller is a corporation duly organized,
                    ------------
validly existing and in good standing under the laws of the State of Delaware and has the requisite company power and authority to own, lease and operate its properties and to transact its business as it is now being conducted and to carry out this Agreement and the transactions contemplated herein. Seller holds all licenses and permits known by Seller to be necessary and required therefor, and is duly qualified or licensed to do business and is in good standing in each place and jurisdiction where the nature of the business conducted by it or the ownership, lease or operation

*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

of its properties requires such license or qualification, except where the failure to hold such license or permit or to be so qualified would not have a material adverse effect on the Purchased Assets or the Business. Seller has no subsidiaries and holds no equity investment in any other person or entity.

               b.   Title to Purchased Assets.  Seller has and will convey on
                    -------------------------
the Closing Date full, absolute, good and marketable title to the Purchased Assets, free and clear of all security interests, mortgages, liens (including, but not limited to, liens with respect to taxes), attachments, orders of court, rights of redemption, debts, claims, charges, or other encumbrances of any kind whatsoever and not subject to any continuing commission, profit or revenue sharing or other compensation contract or obligation that could apply to Purchaser or the Purchased Assets. No liens affecting any of the Purchased Assets will arise or would, with notice or lapse of time or both, arise as a result of the transactions contemplated by this Agreement or by any agreement contemplated by this Agreement. Except as a stockholder of Seller, no officer, director, employee or stockholder of, or any consultant or person similarly related to, Seller, nor any spouse, child or other relative of any of the foregoing, owns or has any direct or indirect interest in the Purchased Assets. Except as specifically set forth in the Assigned Contracts, no restrictions created by Seller or known by Seller exist on Purchaser's right to sell or resell the Purchased Assets or products incorporating any of the Purchased Assets, nor will any restrictions be imposed as a consequence of the transactions contemplated by this Agreement. Except as specifically set forth in the Assigned Contracts, no proprietary technology of any third-party was licensed or otherwise acquired in the design or development of (or otherwise with respect to) any of the Purchased Assets.

               c.   Contracts with Respect to the Purchased Assets.
                    ----------------------------------------------

                    (i)  Exhibit B-1 and the Seller Disclosure Statement,
                         -----------
combined, set forth a true and complete list of all contracts, licenses and other agreements with respect to the Purchased Assets (other than cash), including without limitation any right to manufacture, use, copy, distribute or sublicense the Purchased Assets, and a true and complete list of any and all third parties to whom Seller has sold, licensed, loaned or otherwise delivered or transferred any of the Purchased Assets (in each such case identifying the nature of such contract). Other than as set forth on Exhibit B-1, no Purchased
                                                     -----------
Asset is subject to any contract, license or agreement, and no person other than Seller owns any right, title or interest in or to any such Purchased Assets, except as expressly set forth in Seller Disclosure Statement.

                    (ii) Except as specifically set forth in the Assigned Contracts, Purchaser shall not by virtue of any contractual arrangement between Seller and any third party be obligated to provide to any third party any documentation concerning the Purchased Assets, or any modifications, enhancements or upgrades thereto or derivative works thereof.

               d.   Other Contracts.  Seller is not a party to, nor are any of
                    ---------------
the Purchased Assets (other than Assigned Contracts) bound by, any distributor's or manufacturer's representative or agency agreement, any output or requirements agreement, any indenture, mortgage, deed of trust or lease. Seller is not in default, and there has been no event that with notice or lapse of time or both would constitute a default by Seller, with regard to any agreement.

*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

To the knowledge of Seller, no other party is in default, and no event that with notice or lapse of time or both would constitute a default by such other party, has occurred with respect to any agreement affecting the Purchased Assets. Seller has not received notice that any party to any existing agreement intends to cancel or terminate any such agreement or to exercise or not exercise any options under any such agreement.

               e.   Due Authority; Valid and Binding Agreements.  Seller has the
                    -------------------------------------------
power and authority to enter into and be bound by the terms and conditions of this Agreement, and agreements contemplated by this Agreement, including without limitation, the Escrow Agreement, the Trust Agreement, the Bill of Sale and all other documents that Seller is required to deliver pursuant to this Agreement (the "Related Agreements"), and to carry out its obligations pursuant hereto and
      ------------------
thereto. The consummation by Seller of the transactions contemplated by this Agreement and by the Related Agreements has been duly authorized by all necessary action by the Board of Directors and stockholders of Seller, and no other act or proceeding on the part of or on behalf of Seller, or any of its stockholders, is necessary to approve the execution of this Agreement and the Related Agreements. Each of this Agreement and the Related Agreements is a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

               f.   No Conflicts or Violations.  Neither the execution and
                    --------------------------
delivery of this Agreement and the Related Agreements nor the consummation of the transactions contemplated hereby and thereby will (i) conflict with or result in any violation of or constitute a default under any agreement (including but not limited to any Assigned Contract), mortgage, bond, indenture, franchise or other instrument or obligation to which Seller is a party or by which it is bound, (ii) conflict with, violate or result in any breach of the terms, conditions or provisions of the Certificate of Incorporation or bylaws of Seller, (iii) result in the creation of any lien or other encumbrance upon any Purchased Asset pursuant to the terms of any such mortgage, bond, indenture, franchise or other instrument or obligation, (iv) violate any judgment, order, injunction, decree or award of any court, administrative agency or governmental body against, or binding upon, either Seller or upon any of the Purchased Assets, (v) to Seller's knowledge, constitute a violation by Seller of any law or regulation of any jurisdiction in which Seller conducts its business, (vi) result in the breach of any of the terms or conditions of, or constitute a default under, or otherwise cause any impairment of, any permit or license or other governmental authorization held by Seller, or (vii) result in any liability or expense to Purchaser under any collective bargaining agreements to which Seller is a party.

               g.   Inventory and Equipment.  The lists of the Equipment and
                    -----------------------
Inventory attached hereto as Exhibit C and Exhibit D, respectively, are complete
                             ---------     ---------
and accurate lists of all tangible assets of Seller, none of which are being retained by Seller, and there are no other tangible assets not reflected in Exhibits C, D and E, and the Inventory is in merchantable quality, saleable in
-------------------
the ordinary course of business.

*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

               h.   Financial Information.  The audited financial statements of
                    ---------------------
Seller as of and for the fiscal year ended December 31, 1998 and the unaudited financial statements as of and for the six-month period ended June 30, 1999, and the unaudited balance sheet of Seller as of August 31, 1999 (collectively, the "Seller Financial Statements") are or shall be complete and correct in all
---------------------------
material respects and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated ("GAAP") (except that the unaudited Seller Financial Statements do not
            ----
contain notes or normal year-end adjustments), and fairly and accurately set forth the operating results of Seller as of the dates and for the periods indicated therein. Since August 31, 1999, there has not been any adverse change in the revenues, liabilities or operating results of Seller or any change in Seller's business from that reflected in such financial statements. Except as set forth in Seller Financial Statements, Seller has no liabilities, contingent or otherwise which would be required to be reflected under GAAP as of the date thereof.

               i.   Absence of Certain Changes.  Between August 31, 1999 and the
                    --------------------------
date of this Agreement, Seller has not (except as contemplated by this Agreement) (i) incurred any obligation or liability (absolute or contingent) in excess of $10,000 individually and $25,000 in the aggregate, (ii) discharged or satisfied any lien or encumbrance, or paid any obligation or liability (absolute or contingent), other than current liabilities reflected in Seller Financial Statements and current liabilities incurred since the date of Seller Financial Statements in the ordinary course of business but in an aggregate amount which does not exceed $10,000, (iii) mortgaged, pledged or subjected to lien or any other encumbrance any assets (tangible or intangible), (iv) sold or transferred any tangible assets or canceled any debts or claims, except in the ordinary course of business but in an aggregate amount which does not exceed $10,000, (v) sold, assigned, licensed or transferred any patents, trademarks, tradenames, copyrights, or registrations or applications therefor, or any license or other intangible assets, pertaining to or connected with the Purchased Assets, (vi) suffered any extraordinary loss or waived any right of substantial value, (vii) entered into any transactions other than in the ordinary course of business or
(viii) agreed to do any of the foregoing.

               j.   No Violation of Law.  Seller has conducted its business in
                    -------------------
compliance with all material applicable laws and regulations of federal, state, local and foreign governmental authorities. Seller possesses, and is in compliance with, all licenses, permits, approvals and other governmental authorizations necessary to the conduct of its business except where the failure to do so would not have a material adverse effect on Seller, its business and the Purchased Assets. No governmental authority has conducted any audit of Seller during the last five (5) years.

               k.   Litigation, etc.  There are no suits, actions or
                    ---------------
administrative, arbitration, unfair labor practice, worker's compensation or other proceedings, pending or, to Seller's knoweldge, threatened, nor to Seller's knowledge is there any governmental investigation against or relating, directly or indirectly, to the Purchased Assets, Seller, or its Business, which could result in a lien on or impair Purchaser's ownership or operation of the Purchased Assets or the Business, nor does Seller believe that there is any basis for the foregoing. There are no judgments, orders, injunctions, decrees, stipulations or awards (whether rendered by a court, administrative agency or by arbitration, pursuant to a grievance or other procedure) against or

*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

relating to either Seller or the Purchased Assets that could result in a material adverse effect, or any lien or other encumbrance, on the Purchased Assets. There are no claims, actions, suits, inquiries, proceedings or investigations pending by or against Seller, relating to any products or containing allegations that such products are defective or were improperly designed or manufactured or improperly labeled or otherwise improperly described for use.

               l.   No Brokers.  Seller is not obligated nor has Seller
                    ----------
obligated Purchaser for the payment of fees or expenses of any broker or finder in connection with the origin, negotiation or execution of this Agreement or in connection with any transaction contemplated hereby.

               m.   Assignability of Contracts; No Default.  Seller has no
                    --------------------------------------
reason to believe that assignments or other transfers of the Assigned Contracts (on terms at least as favorable to Purchaser) will not be obtained for transfer to Purchaser in accordance with Section 5.f hereof at or prior to the Closing, without default, penalty or other similar restriction. Seller is not in default, and, to the knowledge of Seller, no other party is in default, with respect to the Assigned Contracts. Seller is not aware of any payments (other than those specifically called for by the written terms of the Assigned Contracts) that will be required in the future to be made under the Assigned Contracts.

               n.   Taxes.
                    -----

                    (i) All sales and use taxes, real and personal property taxes, gross receipts taxes, documentary transfer taxes, employment taxes, withholding taxes, unemployment insurance contributions and other taxes or governmental charges of any kind, however denominated, for which Purchaser could become liable as a result of acquiring the Purchased Assets or which could result in a lien on or charge against the Purchased Assets (collectively, "Taxes") have been or will be paid for all periods prior to and including the
 -----
Closing Date. Seller has duly and timely filed (or will file prior to the Closing Date) all returns and reports of Taxes and Income Taxes required to be filed prior to such date, such returns are true, correct, complete, and Seller has paid all Taxes and Income Taxes shown thereon.

                    (ii)  As used herein, "Income Taxes" shall mean all federal,
                                           ------------
state, local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities related to taxes based upon or measured by gross receipts, income, profits, franchise, including the alternative minimum tax and other minimum taxes, together with all interest, penalties and additions imposed with respect to such amounts.

                    (iii) There are not, and as of the Closing will not be, any liens for Taxes or Income Taxes on any of the Purchased Assets (other than liens for Taxes or Income Taxes not yet due and payable). Seller has complied in all material respects with all record keeping and tax reporting obligations relating to Income Taxes and income and employment taxes due with respect to compensation paid to Employees. Seller is not a "foreign person" within the meaning of
Section 1445(f)(3) of the Code. There are no pending or, to Seller's knowledge, threatened proceedings with respect to Taxes or Income Taxes. No agreement or arrangement regarding compensation that will be assumed by Purchaser provides for any payments which could

*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

result in a nondeductible expense to Purchaser pursuant to Section 280G of the Code or an excise tax to the recipient of such payment pursuant to Section 4999 of the Code.

               o.   Health, Safety, Employment and Environmental Matters.
                    ----------------------------------------------------

                    (i) Seller is in compliance and has conducted its Business in compliance with all federal, state, local and foreign health and occupational safety laws and all federal, state, local and foreign laws related to employment and employment practices, compensation and benefits, which are applicable to Seller or its Business except to the extent noncompliance would not have a material adverse effect on Seller's Business or on the Purchased Assets.

                    (ii) Seller is in compliance and has conducted its Business in compliance with the terms and conditions of all environmental permits, licenses, and other authorizations required under applicable laws relating in any way to pollution of the environment except to the extent noncompliance would not have a material adverse effect on Seller's Business or on the Purchased Assets.

                    (iii) Seller is in compliance and has conducted its business in compliance with all applicable federal, state, local and foreign laws relating to emissions, discharges, and releases of hazardous materials into the environment and the generation, treatment, storage, transportation and disposal of hazardous wastes, including, without limitation, any applicable provisions of the Resource Conservation and Recovery Act of 1976 or the Comprehensive Environmental Response, Compensation and Liability Act of 1980 except to the extent noncompliance would not have a material adverse effect on Seller's Business or on the Purchased Assets.

                    (iv) There has been no unlawful production, use, treatment, storage, transportation or disposal by Seller of any Hazardous Substance, as hereinafter defined, at or on such real property nor any release or threatened release by Seller of any Hazardous Substance, pollutant or contaminant into or upon or over the real property or into or upon ground or surface water at or within 2,000 feet of the boundaries of such real property except in compliance with applicable law or where noncompliance would not have a material adverse effect on Seller's business or the Purchased Assets. No Hazardous Substance is now or ever have been stored by Seller on such real property in underground tanks, pits or surface impoundments except in compliance with applicable law or where non-compliance would not have a material adverse effect on Seller's business or the Purchased Assets.

                    (v) There is no action, investigation, proceeding, permit revocation, permit amendment, writ, injunction or claim pending or, to Seller's knowledge, threatened, concerning or relating to (i) the use, storage, sale or disposal of any Hazardous Substance related to or affecting the Purchased Assets, (ii) the exposure of any person to any Hazardous Substance as a consequence of any activity related to or affecting the Purchased Assets or
(iii) the presence of any Hazardous Substance in, on or under any of Seller's facilities or any property owned, leased or occupied by Seller that is related to or affecting the Purchased Assets.

*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                    (vi)  For purposes of this Agreement, "Hazardous Substance"
                                                           -------------------
shall mean any environmentally hazardous or toxic substance, material or waste that is currently regulated as such by any local governmental authority, any state or the United States Government.

               p.   Review of Purchaser Financial Information.  Seller has been
                    -----------------------------------------
provided with copies of Purchaser's audited financial statements for the fiscal year ended December 31, 1998 and unaudited financial statements for the six-month period ended June 30, 1999 (including a balance sheet, income statement and statement of cash flows) (collectively, the "Purchaser's Financial
                                                 ---------------------
Statements").  Seller has reviewed and understood Purchaser's financial
----------
condition and results of operations as set forth in Purchaser's Financial Statements and have conferred, or had the opportunity to confer, with their professional financial advisors with respect to such matters.

               q.   Intellectual Property Assets.
                    ----------------------------

                    (i) The execution, delivery and performance of this Agreement and the Related Agreements, and the consummation of the transactions contemplated hereby and thereby, will not breach, violate or conflict with any instrument or agreement governing any Intellectual Property Asset and will not cause the forfeiture or termination or give rise to a right of forfeiture or termination of any such Intellectual Property Asset or in any way impair the right of Purchaser or any of its affiliates to use, sell, license or dispose of, or to bring any action for the infringement of, any such Intellectual Property Asset or portion thereof;

                    (ii) Neither the development, manufacture, marketing, license, sale or use of any product currently licensed or sold by Seller or, to Seller's knowledge after reasonable investigation with respect to products currently under development, violates or will violate any license or agreement to which Seller is a party or infringes or will infringe any assets or rights of any other party; there is no pending or, to the knowledge of Seller, threatened claim or litigation contesting the validity, ownership or right to use, sell, license or dispose of any of the Intellectual Property Assets or necessary or required for, or used in, the conduct of the Business of Seller as presently conducted nor, to the knowledge of Seller, is there any basis for any such claim, nor has Seller received any notice asserting that any such Intellectual Property Asset or the proposed use, sale, license or disposition thereof conflicts or will conflict with the rights of any other party, nor, to the knowledge of Seller after reasonable investigation, is there any basis for any such assertion; to the knowledge of Seller, after reasonable investigation, there is no infringement on the part of any third party of the Intellectual Property Assets;

                    (iii) Seller has taken reasonable and practicable steps (including, without limitation, entering into confidentiality and non-disclosure agreements with all officers and employees of and consultants to Seller with access to or knowledge of Seller's Intellectual Property Assets) to maintain the secrecy and confidentiality of, and its proprietary rights in, the Intellectual Property Assets. Exhibit A attached hereto includes a complete and accurate
                  ---------
list of all applications, filings and other formal actions made or taken pursuant to federal, state, local and foreign laws by Seller to perfect or protect its interest in the Intellectual Property Assets,

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

including, without limitation, all patents, patent applications, trademarks, trademark applications, service marks and copyright or mask work registrations; and

                    (iv) All fees to maintain Seller's rights in the Intellectual Property Assets, including, without limitation, patent and trademark registration and prosecution fees and all professional fees in connection therewith pertaining to the Intellectual Property Assets due and payable on or before the Closing Date, have been paid by Seller or will be paid by Seller before the Closing Date.

                    (v) Seller has not granted any license, security interest in or otherwise pledged any of the Intellectual Property to any other party.

               r.   Food and Drug.  Seller and all of its products have been at
                    -------------
all times and continue to be in compliance with the Food, Drug and Cosmetic Act (the "Act") and all regulations promulgated thereunder by the United States Food
      ---
and Drug Administration ("FDA") and equivalent foreign agencies except to the
                          ---
extent that noncompliance would not have a material adverse effect on Seller's business or the Purchased Assets. Without limitation on the foregoing representation and warranty, Seller further represents and warrants as follows, in each case except where the failure would not have a material adverse effect on the Purchased Assets or the Business:

                    (i)   Seller has properly filed pre-market notices ("PMNs")
                                                                         ----
under Section 510(k) of the Act for all products commercially distributed or introduced into interstate commerce for commercial distribution by Seller which require the filing of such notices. Seller has properly filed for and obtained a CE mark for its products and is in compliance with all requirements to maintain a CE mark for all of its products in all markets where the sale or marketing of its products has been approved and where the maintenance of the CE mark is required.

                    (ii) Seller has been at all times and is in material compliance with all applicable FDA good manufacturing practices, equivalent foreign manufacturing processes and ISO 9002 compliance.

                    (iii) Seller is registered with the FDA or equivalent foreign agencies, to the extent such registration is required by FDA regulations or the regulation of equivalent foreign agencies, and all of Seller's medical devices are listed with the FDA or equivalent foreign agencies to the extent such listing is required by FDA regulations or the regulations of equivalent foreign agencies.

                    (iv) Seller has investigational device exemptions for all products requiring such exemptions, and such products have not been and are not being sold or distributed outside the terms of such investigational device exemptions.

                    (v) To Seller's knowledge, Seller's marketed devices (A) have not caused or contributed to a death or serious injury, or (B) malfunctioned such that the device would be likely to cause or contribute to a death or serious injury.

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                    (vi) (A) Seller has no reason to believe that the FDA or any equivalent foreign agency will ultimately prohibit the marketing, sale, license or use in the United States or abroad of any product proposed to be developed, produced or marketed by Seller ("Planned Product"), and (B) Seller
                                            ---------------
knows of no product or process which the FDA or equivalent foreign agency has prohibited from being marketed or used in the United States or abroad which in function and composition is substantially similar to any Planned Product.

               s.   Fair Consideration; No Fraudulent Conveyance.  After due
                    --------------------------------------------
inquiry and negotiation, the sale and purchase of the Purchased Assets pursuant to this Agreement is made in exchange for fair and equivalent consideration, and Seller is not now insolvent and will not be rendered insolvent by the sale, transfer and assignment of the Purchased Assets pursuant to the terms of this Agreement. Seller is not entering into this Agreement with the intent to defraud, delay or hinder their respective creditors and the consummation of the transactions contemplated by this Agreement will not have any such effect. The transactions contemplated in this Agreement will not constitute a fraudulent conveyance or any act with similar consequences or potential consequences, or otherwise give rise to any right of any creditor of Seller whatsoever to lodge any claim against any of the Purchased Assets in the hands of Seller after the applicable Closing.

               t.   Investment Intent.  The Securities will be distributed by
                    -----------------
Seller only to Seller's stockholders. Upon distribution of the Securities, Seller will have each of Seller's stockholders confirm that the Securities acquired by such stockholder will be acquired for investment for such stockholder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such stockholder has no present intention of selling, granting any participation in, or otherwise distributing the same. Seller will have each of Seller's stockholders represent that such stockholder does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities, and agree to be bound by the provisions of the Company's Amended Rights Agreement, including the standard lock-up agreement entered between the Company and its stockholders.

               u.   Disclosure of Information.  Seller believes it has received
                    -------------------------
all the information it considers necessary or appropriate for deciding whether to acquire the Securities. Seller further represents that it has had an opportunity to ask questions and receive answers from Purchaser regarding the Securities.

               v.   Investment Experience.  Upon distribution of the Securities,
                    ---------------------
Seller will have each of Seller's stockholders confirm that (i) such member understands that the Securities have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act") by reason of a
                                             --------------
specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such member's representations; and (ii) such stockholder has not been formed for the specific purpose of acquiring the Securities.

               w.   Restricted Securities.  Seller understands, and upon
                    ---------------------
distribution of the Securities, Seller will have each of Seller's stockholders confirm that they understand, that the Securities are characterized as "restricted securities" under the federal securities laws inasmuch as
 ---------------------

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

they are being acquired from Purchaser in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may be resold without registration under the Securities Act, only in certain limited circumstances. In this connection, upon distribution of the Securities, Seller will have each of Seller's stockholders represent that he or she is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

               x.   Legends.  Seller understands that the Securities, and any
                    -------
securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

                    (i) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

                    (ii) Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations.

                    (iii) Any legend required by the Blue Sky laws of any other state to the extent such laws are applicable to the shares represented by the certificate so legended.

               y.   Corporate Securities Law.  THE SALE OF THE SECURITIES THAT
                    ------------------------
IS THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA. THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

               z.   Full Disclosure.  Seller is not aware of any facts
                    ---------------
specifically pertaining to the Purchased Assets (including but not limited to the Intellectual Property Assets) that they believe affect, or are likely in the future to affect, the Business conducted with the Purchased Assets or the Purchased Assets in a material adverse manner. Neither this Agreement, nor any representation or warranty contained in this Agreement, nor any other agreement (including the Related Agreements), exhibit, schedule, or certificate being entered into or delivered pursuant hereto, when read as a whole, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein or therein not misleading.

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

               aa.  Creditor Filings.  No bulk sales filing (e.g., any filing to
                    ----------------
notify creditors of a change of ownership of personal property not accompanied by a physical relocation of the personal property) is necessary in order to prevent the creditors of Seller from prosecuting any claims against Seller by means of levying or taking any similar action with respect to the Purchased Assets.

               bb.  No Knowledge of Breach.  Seller is not aware that any of the
                    ----------------------
representations and warranties of Purchaser hereunder are untrue.

          4.   Representations and Warranties of Purchaser.  Except as set forth
               -------------------------------------------
on Purchaser Disclosure Statement attached hereto as Exhibit J, Purchaser hereby
                                                     ---------
represents and warrants to Seller that:

               a.   Organization, Good Standing and Qualification.  Purchaser is
                    ---------------------------------------------
a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to transact its business as it is now being conducted and to carry out this Agreement and the transactions contemplated herein. Purchaser is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

               b.   Capitalization.
                    --------------

                    (i) The authorized capital of Purchaser will consist prior to the Closing of:

                         (A)  24,141,867 shares of Preferred Stock (the
"Preferred Stock"), 5,600,000 of which shares have been designated Series A-1
 ---------------
Preferred Stock, 5,600,000 of which are issued and outstanding, 8,641,867 shares of which have been designated Series A-2 Preferred Stock, 8,641,867 of which are issued and outstanding, 9,378,140 of which shares have been designated Series B Preferred Stock, 9,378,140 of which are issued and outstanding, and 450,000 of which have been designated Series B-1 Preferred Stock, none of which are issued and outstanding immediately prior to the Closing. The rights, preferences and privileges of the Series A-1, Series A-2 and Series B Preferred Stock are as set forth in Purchaser's Amended and Restated Certificate of Incorporation, as provided to counsel for Seller. The rights, preferences, privileges and restrictions of the Securities will be as stated in the Certificate of Designation.

                         (B)  41,541,867 shares of Common Stock (the "Common
                                                                     ------
Stock"), 8,403,500 shares of which are issued and outstanding.
-----

                    (ii) Except as provided herein and for (i) 2,000,000 shares of Common Stock reserved for issuance under Purchaser's 1998 Stock Plan, of which options to purchase 1,170,000 shares have been granted and 830,000 shares remain available for issuance thereunder, (ii) the conversion privileges of Purchaser's Series A-1, Series A-2 and Series B Preferred Stock and (iii) the right of first offer provided in the Amended and Restated Rights

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

Agreement dated July 19, 1999 (the "Rights Agreement"), there are no other
                                    ----------------
outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from Purchaser of any shares of its capital stock. Purchaser is not a party or subject to any agreement or understanding, and, to Purchaser's knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of Purchaser. As of the Closing, all of the outstanding shares of Purchaser's capital stock shall be validly issued, fully paid and non-assessable.

               c.   Subsidiaries.  Purchaser does not presently own or control,
                    ------------
directly or indirectly, any interest in any other corporation, association, or other business entity.

               d.   Authorization.  All corporate action on the part of
                    -------------
Purchaser, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the Related Agreements, the performance of all obligations of Purchaser hereunder and thereunder and the authorization and issuance (or reservation for issuance) of the Securities being sold hereunder has been taken or will be taken prior to the Closing, and this Agreement and the Related Agreements constitute valid and binding obligations of Purchaser, enforceable in accordance with their terms.

               e.   Valid Issuance of Preferred and Common Stock.
                    --------------------------------------------

                    (i) The Securities when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and, based in part upon the representations of Seller made in this Agreement and/or to be made upon distribution of the Securities, will be issued in compliance with all applicable federal and state securities laws, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, the Amendment to the Rights Agreement attached hereto as Exhibit M, and under applicable state and
                                    ---------
federal securities laws. The Common Stock issuable upon conversion of the Securities has been duly and validly reserved for issuance, and upon issuance in accordance with the terms of the Certificate of Designation, shall be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Rights Agreement and applicable federal and state securities laws and will be issued in compliance with all applicable federal and state securities laws.

                    (ii) The outstanding shares of Common Stock and Preferred Stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in compliance with all applicable federal and state securities laws.

               f.   Governmental Consents.  No consent, approval, order or
                    ---------------------
authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority on the part of Purchaser is required in connection with the consummation of the transactions contemplated by this Agreement, except for the filing pursuant to
Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder.

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

               g.   Litigation.  There is no action, suit, proceeding or
                    ----------
investigation pending or to Purchaser's knowledge currently threatened against Purchaser which questions the validity of this Agreement, or the right of Purchaser to enter into it, or to consummate the transactions contemplated hereby, or which might result, either individually or in the aggregate, in any material adverse changes in the assets, condition, affairs or prospects of Purchaser, financially or otherwise, or any change in the current equity ownership of Purchaser, nor is Purchaser aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions pending or, to Purchaser's knowledge, threatened (or any basis therefor known to Purchaser) involving the prior employment of any of Purchaser's employees, their use in connection with Purchaser's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. Purchaser is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by Purchaser currently pending or which Purchaser intends to initiate.

               h.   Compliance with Other Instruments.  Purchaser is not in
                    ---------------------------------
violation or default of any provisions of its Articles of Incorporation or Bylaws or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to Purchaser. The execution, delivery and performance of this Agreement and the Related Agreements, and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of Purchaser.

               i.   Disclosure.  Purchaser has fully provided Seller with all
                    ----------
the information which Seller has requested for deciding whether to purchase the Securities and all information which Purchaser believes is reasonably necessary to enable Seller to make such decision. Neither this Agreement nor any other statements or certificates made or delivered in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

               j.   Offering.  Subject in part to the truth and accuracy of
                    --------
Seller's representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Securities as contemplated by this Agreement are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and neither Purchaser nor any authorized agent acting on its behalf
      ---
has taken or will take any action hereafter that would cause the loss of such exemption.

               k.   Permits.  Purchaser has all franchises, permits, licenses,
                    -------
and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of Purchaser.

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

               l.   Financial Statements.  Purchaser has delivered to Seller its
                    --------------------
audited financial statements at December 31, 1998 and for the fiscal year then ended and its unaudited financial statements at June 30, 1999 (collectively, the "Purchaser Financial Statements"). Purchaser Financial Statements are complete
 ------------------------------
and correct in all material respects and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. Purchaser Financial Statements fairly and accurately set out and describe the financial condition and operating results of Purchaser as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments. Except as set forth in Purchaser Financial Statements, Purchaser has no liabilities, contingent or otherwise, other than
(i) liabilities incurred in the ordinary course of business, and (ii) obligations under contracts and commitments incurred in the ordinary course of business, which, individually or in the aggregate, are not material to the financial condition or operating results of Purchaser.

               m.   No Material Adverse Change.  Since the date of the June 30,
                    --------------------------
1999 balance sheet provided pursuant to Section 4.1 (the "Most Recent Balance
                                                          -------------------
Sheet"), there has been no material adverse change in the financial condition,
-----
operating results, assets, operations, business prospects, employee relations or customer or supplier relations to Purchaser.

               n.   Taxes.  Purchaser owes no taxes as of the date of the Most
                    -----
Recent Balance Sheet. Purchaser has timely filed or has obtained presently effective extensions with respect to all Federal, state, county, local and foreign tax returns which are required to be filed by it, such returns are true and correct and all taxes shown thereon to be due have been timely paid, with any exceptions permitted by any taxing authority not having a materially adverse effect on Purchaser. Federal income tax returns of Purchaser have not been audited by the Internal Revenue Service, and no controversy with respect to taxes of any type is pending or, to the knowledge of Purchaser, threatened.

               o.   Property and Assets.  Purchaser has good title to all of its
                    -------------------
material properties and assets, including all properties and assets reflected in the Most Recent Balance Sheet, except those disposed of since the date thereof in the ordinary course of business, and none of such properties or assets is subject to any mortgage, pledge, lien, security interest, lease, charge or encumbrance other than those the material terms of which are described in the Most Recent Balance Sheet.

               p.   Insurance.  Purchaser maintains valid policies for workers'
                    ---------
compensation insurance and insurance related to its properties and business of the kinds and in the amounts customary for the type of business engaged in and anticipated to be engaged in by Purchaser, including products liability insurance in amounts reasonably customary in the industry with respect to sales of products of Seller sold by Purchaser after the Closing Date.

               q.   Material Contracts and Obligations.  The Purchaser
                    ----------------------------------
Disclosure Schedule sets forth a list of all material agreements of any nature to which Purchaser is a party or by which it is bound, including without limitation (a) each agreement which requires future expenditures by Purchaser in excess of $50,000; (b) all material employment agreements, employee benefit, bonus, pension, profit-sharing, stock option, stock purchase and similar plans and arrangements, and distributor and sales representative agreements; and (c) any material

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

agreement with any stockholder, officer or director of Purchaser, or any "affiliate" or "associate" of such persons (as such terms are defined in the rules and regulations promulgated under the Securities Act), including, without limitation, any agreement or other arrangement providing for the furnishing of services by, rental of real or personal property from, or otherwise requiring payments to, any such person or entity. Purchaser has delivered to counsel for Seller copies of such of the foregoing agreements as such counsel as requested. All of such agreements and contracts are valid, binding and in full force and effect.

               r.   Employees.  None of the employees of Purchaser is
                    ---------
represented by any labor union, and there is no labor strike or other labor trouble (including, without limitation, any organizational drive) pending or, to the knowledge of Purchaser, threatened with respect to Purchaser.

               s.   Key Employees.  Purchaser is not aware that any officer or
                    -------------
key employee, or that any group of key employees, intends to terminate their employment with Purchaser, nor does Purchaser have a present intention to terminate the employment of any of the foregoing.

               t.   No Brokers.  Purchaser is not obligated nor has Purchaser
                    ----------
obligated Seller for the payment of fees or expenses of any broker or finder in connection with the origin, negotiation or execution of this Agreement or in connection with any transaction contemplated hereby.

               u.   Intellectual Property. Purchaser owns all of its patents,
                    ---------------------
trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes, free and clear of any lien, license or other restriction, without any conflict therewith or claim or encumbrance thereto. To its best knowledge, Purchaser owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes necessary for its business without any conflict with, or infringement of, the rights of others. Purchaser is not bound by nor a party to any licenses, options or agreements of any kind relating to any patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes, whether the foregoing are owned by Purchaser or any other person or entity. Purchaser has not received any communications alleging that Purchaser has violated or, by conducting its business, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets, licenses, information or other proprietary rights or processes of any other person or entity and Purchaser does not know of any likely basis therefore. Purchaser is not aware of any action, suit, proceeding or investigation pending or currently threatened against Purchaser which relate to Purchaser's ownership of its patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information or other proprietary rights or processes.

               v.   No Knowledge of Breach.  Purchaser is not aware that any of
                    ----------------------
the representations or warranties of Seller hereunder are untrue.

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

          5.   Interim Agreements.
               ------------------

               a.   Access; Confidentiality.  Seller agrees to make available
                    -----------------------
all books, records, facilities, employees and information necessary for Purchaser to evaluate the Purchased Assets, and Purchaser agrees to make available all books, records, facilities, employees and information necessary for Seller to evaluate their investment in Purchaser subject to the Confidentiality Agreement.

               b.   Public Announcements. Seller agrees not to make any public
                    --------------------
announcement regarding this Agreement or the transactions contemplated hereby without the prior written consent of the Purchaser, except as may be required by law.

               c.   Interim Operations.  Seller agrees that, from the date of
                    ------------------
this Agreement to the Closing Date, Seller will carry on its activities with respect to the Purchased Assets and the Business in the ordinary course and in substantially the same manner as it has prior to this Agreement, and shall take no action (i) that could reasonably be expected to diminish in any way the value of the Purchased Assets except as contemplated by this Agreement and the transactions contemplated herein, or (ii) that would result in any representation or warranty of Seller being untrue in any material respect at the applicable Closing Date.

               d.   Ordinary Course Covenant.  Seller agrees that from the date
                    ------------------------
of this Agreement to the Closing Date, Seller will not, without Purchaser's prior written approval, make any expenditure or incur any indebtedness or obligation in excess of $10,000 individually or in excess of $25,000 in the aggregate, other than Seller's September payroll consistent with past practices. Seller agrees that from the date of this Agreement to the Closing Date, Seller shall not transfer or license any of the Purchased Assets other than sales of Inventory in the ordinary course of business. Seller agrees that from the date of this Agreement to the Closing Date, Seller shall not sell or transfer to any third party any finished goods or raw materials without Purchaser's prior approval other than sales of Inventory in the ordinary course of business. Seller agrees that from the date of this Agreement to the Closing Date, Seller shall reclaim any products or Equipment other than Inventory held by distributors or consignees.

               e.   Occurrence of Conditions.  Each party hereto shall use its
                    ------------------------
reasonable best efforts, or where appropriate cooperate in the efforts of the other party, to cause the occurrence of the conditions specified in Section 6 and Section 7 of this Agreement.

               f.   Certain Assignments.  Seller and Purchaser shall use their
                    -------------------
respective reasonable best efforts to obtain third-party acceptance of assignments to Purchaser of each of the Assigned Contracts on terms no less favorable to Purchaser as currently exist with respect to Sellers.

               g.   No Other Bids.  Between the date of this Agreement and the
                    -------------
earlier of (i) the Closing Date, (ii) October 9, 1999 or (iii) the termination of this Agreement by Purchaser pursuant to Section 8 of this Agreement, Seller, its stockholders, officers, employees, and agents will not, directly, or indirectly, solicit, initiate, entertain or encourage any proposals or offers from any third party related to any merger or consolidation of Seller, the dissolution of

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

Seller or the acquisition of any or all of the Purchased Assets, or participate in any discussions regarding, or furnish to any person any information with respect to, or otherwise cooperate with, facilitate or encourage any such transaction. Seller agrees promptly to inform Purchaser of any inquiries or proposals from third parties with respect to such matters.

          6.   Conditions to Obligations of Purchaser.  Absent a waiver in
               --------------------------------------
writing, all obligations of Purchaser at the Closing under this Agreement, except the obligations set forth in Section 9 hereof, are subject to the satisfaction of the conditions set forth in this Section 6, to Purchaser's reasonable satisfaction, on or before the completion of the Closing on the Closing Date:

               a.   Representations, Warranties and Performance.  The
                    -------------------------------------------
representations and warranties of Seller contained herein shall be deemed to have been made again at and as of the Closing Date and shall then be true and correct in all material respects with the same force and effect as if such representations and warranties have been made at and as of the Closing Date; Seller shall have performed and complied with all agreements, conditions and covenants required by this Agreement to be performed or complied with by Seller prior to or at the Closing Date; and Seller shall have furnished to Purchaser an officer's certificate dated the Closing Date, verifying, in such detail as Purchaser may reasonably request, the fulfillment of the foregoing conditions.

               b.   Litigation.  Except as expressly set forth in the Seller
                    ----------
Disclosure Schedule, there shall not be pending any litigation before any court or governmental agency (i) the outcome of which could reasonably be expected to have a material adverse affect on the Purchased Assets or their value to Purchaser, (ii) to restrain or prohibit or to obtain damages or other relief in connection with, or which is related to or arises out of, this Agreement, the Related Agreements or the transactions contemplated hereby or thereby or (iii) otherwise pending against Seller.

               c.   Certain Assignments.  Purchaser shall have received, on
                    -------------------
material terms no less favorable to Purchaser than those now existing for Seller, assignments of the Assigned Contracts.

               d.   Absence of Adverse Changes.  There shall not have been any
                    --------------------------
material adverse change in or to the Purchased Assets or the Business.

               e.   Related Agreements.  Seller shall have executed and
                    ------------------
delivered each of the Related Agreements to which it is a party.

               f.   Approvals.  All consents, approvals and filings required
                    ---------
under any applicable law, rule or regulation to be completed or obtained prior to the transactions contemplated by this Agreement and the Related Agreements shall have been so completed or obtained, as the case may be. All corporate, including Board of Directors and stockholder approvals to be obtained prior to the transactions contemplated by this Agreement and the Related Agreements shall have been obtained.

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

          g.        Affidavit.  Seller shall have provided Purchaser with an
                    ---------
affidavit stating, under penalty of perjury, that Seller is not a "foreign person" for tax purposes and providing such Seller's U.S. taxpayer identification number.

          h.        Escrow Agreement and Trust Agreement.  An escrow agreement
                    ------------------------------------
substantially in the form of the Escrow Agreement shall have executed by the parties thereto. A trust agreement substantially in the form of the Trust Agreement shall have been executed by the parties thereto.

          i.        Opinion of Counsel.  Purchaser shall have received an
                    ------------------
opinion from Gibson Dunn & Crutcher LLP, counsel to Seller, and from such other counsel to Seller as Purchaser may reasonably require, dated as of the Closing Date, addressed to Purchaser, and reasonably satisfactory in form and substance to Purchaser.

          j.        Employment Agreements.  Purchaser and each of the employees
                    ---------------------
listed on Exhibit F (the "Employees") shall have entered into employment or
          ---------       ---------
consulting agreements with Purchaser in form reasonably satisfactory to Purchaser and such employee.

          k.        Intellectual Property Assignments.  Seller shall deliver
                    ---------------------------------
patent and trademark assignments reasonably required by Purchaser and sufficient to transfer the Intellectual Property on Exhibit A to Purchaser.

          l.        Due Diligence.  Purchaser and its advisors shall have
                    -------------
completed due diligence of Seller, subject to the satisfaction of Purchaser in its sole discretion.

     7.   Conditions to Obligations of Seller.  Absent a waiver in writing,
          -----------------------------------
all obligations of Seller at the Closing under this Agreement, except the obligations set forth in Section 9 hereof, are subject to the satisfaction of the following conditions, to Seller's reasonable satisfaction, on or before the completion of the Closing on the Closing Date:

          a.   Representations, Warranties and Performance.  The representations
               -------------------------------------------
and warranties of Purchaser shall be deemed to have been made again at and as of the Closing Date and shall then be true and correct in all material respects with the same force and effect as if such representations and warranties had been made at and as of the Closing Date; Purchaser shall have performed and complied with all agreements, conditions and covenants required by this Agreement to be performed or complied with by it prior to or at the Closing Date, and Purchaser shall have furnished to Sellers an officer's certificate dated the Closing Date, verifying, in such detail as Sellers may reasonably request, to the fulfillment of the foregoing conditions.

          b.   Litigation.  There shall not be pending any litigation
               ----------
before any court or governmental agency to restrain or prohibit or to obtain damages or other relief in connection with, or which is related to or arises out of, this Agreement, the Related Agreements or the transactions contemplated hereby or thereby.

           c.   Related Agreements.  Purchaser shall have executed and
                ------------------
delivered the Related Agreements to which it is a party.

*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

               d.   Approvals.  All consents, approvals and filings required
                    ---------
under any applicable law, rule or regulation to be completed or obtained prior to the transactions contemplated by this Agreement and the Related Agreements shall have been so completed or obtained, as the case may be. All corporate approvals, including Board of Director and any required stockholder approvals, to be obtained prior to the transactions contemplated by this Agreement and the Related Agreements shall have been obtained.

               e.   Absence of Adverse Changes.  There shall not have been any
                    --------------------------
material adverse change in or to the business of Purchaser.

               f.   Escrow Agreement and Trust Agreement.  An escrow agreement
                    ------------------------------------
substantially in the form of the Escrow Agreement shall have executed by the parties thereto. A trust agreement substantially in the form of the Trust Agreement shall have been executed by the parties thereto.

               g.   Certificate of Designation.  The Certificate of Designation
                    --------------------------
shall have been filed with the Delaware Secretary of State.

               h.   Opinion of Counsel.  Seller shall have received an opinion
                    ------------------
of Venture Law Group, A Professional Corporation, counsel to Purchaser, dated the Closing Date addressed to Seller, and reasonably satisfactory in form and substance to Seller.

               i.   Employment Agreements.  Purchaser and each of the employees
                    ---------------------
listed on Exhibit F shall have entered into an employment or consulting
          ---------
agreement with Purchaser in form reasonably satisfactory to Purchaser and such employee.

          8.   Termination; Survival and Effect of Termination.
               -----------------------------------------------

               a.   Termination.  Anything contained herein to the contrary
                    -----------
notwithstanding, this Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing Date:

                    (i)   By mutual consent of Purchaser and Seller;

                    (ii)  By Purchaser, if any of the conditions set forth in
Section 6 shall not have been satisfied or waived by Purchaser prior to October 31, 1999, through no fault of Purchaser;

                    (iii) By Seller, if any of the conditions set forth in
Section 7 shall have not been satisfied or waived by Seller prior to October 31, 1999, through no fault of Seller;

                    (iv) By either Purchaser, on one hand, or Seller, on the other hand, if (A) the other has breached this Agreement in any material respect or (B) any of the representations and warranties made by the other in Section 3 or Section 4 of this Agreement (as the case may be) is false or inaccurate in any material respect; or

*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                    (v) Without limiting the foregoing, by Purchaser if there has been a material adverse change in the Purchased Assets or the Business; or by Seller if there shall have been any material adverse change in or to the business of Purchaser.

               b.   Survival.  If this Agreement is terminated prior to the
                    --------
Closing and the transactions contemplated hereby are not consummated at said time as described above, this Agreement shall become void and of no further force and effect, except for the provisions of Section 5.a (relating to the obligations of confidentiality); Section 5.b (relating to disclosure); Section 8 (relating to termination); and Section 10 (relating to certain miscellaneous provisions); provided, however, that such termination shall not limit any rights or obligations of any party hereto for breach of this Agreement or any Related Agreement.

          9.   Covenants Following Closing.
               ---------------------------

               a.   Indemnification.
                    ---------------

                    (i)  Indemnification by Seller. Seller agrees to indemnify,
                         -------------------------
defend and hold Purchaser, its officers, directors, stockholders, employees and agents (collectively "Indemnified Persons") harmless from and against any and
                      -------------------
all losses, claims, demands, damages, costs and expenses (including without limitation, reasonable attorneys' fees and disbursements) of every kind, nature and description (collectively "Claims") based upon, arising out of or otherwise
                               ------
in respect of (A) any inaccuracy in or any breach of any representation, warranty, covenant or agreement of Seller contained in this Agreement or in any certificate, document or instrument delivered pursuant to this Agreement; (B) any uninsured claim arising out of or related to liabilities not expressly assumed by Purchaser (including, without limitation, those liabilities described in Section 1.c hereof); (C) any claim arising out of or related to performance of any Assigned Contract prior to the date of assignment thereof to Purchaser or
(D) any claim arising out of any tax obligation of Seller. This indemnification shall terminate twelve months following the Closing as to all matters except those for which written notice has been delivered pursuant to Section 9.b.

                    (ii) Damages Threshold.  Notwithstanding the foregoing,
                         -----------------
Purchaser may not receive any Securities from the Escrow Fund unless and until a certificate signed by an officer of Purchaser (an "Officer's Certificate")
                                                   ---------------------
identifying Claims in the aggregate amount in excess of [***] has been delivered to the Escrow Agent and such amount is determined pursuant to the Escrow Agreement to be payable, in which case Purchaser shall receive Securities equal in value to the full amount of such Claims without deduction. In determining the amount of any Claims attributable to a breach, any materiality standard contained in a representation, warranty or covenant of Purchaser shall be disregarded. In determining the number of any Securities to be delivered to Purchaser from the Escrow Fund, such Securities shall be deemed to have a value equal to the most recent price at which Purchaser sold at least [***] worth of
                                                                 ---
shares of capital stock to venture capital investors, or, if Purchaser has sold shares of Common Stock to the public pursuant to an underwritten public offering under the Securities Act of 1933, as amended, the average closing price of Purchaser's Common Stock as quoted on The Nasdaq National Market (or other national exchange if so listed) for the five days prior to, but not including, the date on which it is determined that such Securities are to be delivered.

*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                    (iii) Limitation on Seller's Indemnification.  Except with
                          --------------------------------------
respect to fraud, the aggregate liability of Seller to Purchaser under Section 9(a) shall not exceed the amount of the Escrow Fund. In the absence of fraud, Purchaser's claims against the Escrow Fund shall be Purchaser's sole contractual remedy, provided that such limitation shall not apply to a breach of the Confidentiality Agreement or any covenant not to compete applicable to Seller hereunder or under any of the Related Agreements.

                    (iv)  Indemnification by Purchaser. Purchaser agrees to
                          ---------------------------
indemnify, defend and hold Seller, its officers, directors, stockholders, employees and agents (collectively "Indemnified Persons") harmless from and
                                    -------------------
against any and all losses, claims, demands, damages, costs and expenses (including without limitation, reasonable attorneys' fees and disbursements) of every kind, nature and description (collectively "Claims") based upon, arising
                                                  ------
out of or otherwise in respect of any claim arising out of or related to performance of any Assigned Contract after the date of assignment thereof to Purchaser.

               b.   Certain Tax Certificates.  To the extent necessary under the
                    ------------------------
laws of the States of Colorado or Delaware, within sixty days following the Closing Date, Seller will deliver to Purchaser a tax clearance certificate from the appropriate state government agencies in Colorado and Delaware stating that no contributions, interest or penalties are due to such states or any agencies or departments thereof, and, if applicable, the income tax withholding provisions of such states tax codes.

               c.   Transition Support.
                    ------------------

                    (i) Seller will cooperate in good faith and use reasonable efforts to assist Purchaser in achieving the orderly transition of the Purchased Assets to Purchaser in order that Purchaser may incorporate the Purchased Assets into its existing operations with no diminution in the value of the Purchased Assets.

                    (ii) Seller shall observe faithfully the terms of all Assigned Contracts until assignments or transfers thereof have been obtained. Purchaser agrees promptly to reimburse Seller for any out-of-pocket expenses reasonably incurred (and documented) by Seller in carrying out their obligations under such Assigned Contracts following the Closing Date and through the date of such assignment.

                    (iii) Seller and Purchaser shall provide each other with such information and access to books and records as may reasonably be requested by the other in connection with any Claim or the preparation of any returns of Taxes and audits or other proceedings relating to Taxes.

                    (iv) Subsequent to the Closing Date, Seller shall from time to time execute and deliver, or cause its managers or officers, and shall use its reasonable company best efforts to cause its former employees to deliver, upon the request of Purchaser, all such further materials and documents and instruments of conveyance, transfer or assignment as may reasonably be requested by Purchaser to effect, record or verify the transfer to, and vesting in Purchaser, of Seller's right, title and interest in and to the Purchased Assets (including without

*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

limitation the Intellectual Property Assets), free and clear of all liens and encumbrances, in accordance with the terms of this Agreement.

               d.   Non-Competition Agreement.
                    -------------------------

                    (i) In consideration of Purchaser entering into this Agreement, Seller undertakes that for [***] years after the Closing Date it will not:

                          (A)  [***]

                          (B)  [***]

                          (C)  [***]

                          (D)  [***]


                    (ii) If any of the separate and independent covenants and restraints referred to in clause (i) of this Section 9.e are or become invalid or unenforceable for any reason then that invalidity or unenforceability will not affect the validity or enforceability of any other separate and independent covenants and restraints.

                    (iii) If any prohibition or restriction contained in clause
(i) of this Section 9.e is judged to go beyond what is reasonable in the circumstances, but would be judged reasonable if that activity was deleted or that period or area was reduced, then the prohibitions or restrictions apply with that activity deleted or period or area reduced by the minimum amount necessary.

                    (iv)  Seller acknowledges that:

                          (A) the prohibitions and restrictions contained in
clause (i) of this Section 9.e are reasonable and necessary; and

                          (B) Seller has received valuable consideration for
agreeing to the covenants in clause (a) of this Section 9.e.

                    (v) Seller and Purchaser acknowledge and agree that it will be difficult to compute the amount of damage or loss to Purchaser if Seller violated any of its agreements under this Section 9.e, that Purchaser will be without an adequate legal remedy if Seller violated the provisions of this
Section 9.e, and that any such violation may cause substantial irreparable injury and damage to Purchaser not fully compensable by monetary damages. Therefore, Seller and Purchaser agree that in the event of any violation by Seller of this Section 9.e, Purchaser shall be entitled (i) to recover from Seller monetary damages, (ii) to obtain specific performance, injunctive or other equitable relief, of either a preliminary or permanent type, and (iii) to seek any other available rights or remedies at law or in equity which may be exercised concurrently with the rights granted hereunder.

*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

               e.   Purchaser Research and Development Commitment.  During
                    ---------------------------------------------
Purchaser's fiscal year 2000, Purchaser agrees that it shall invest at least [***]. Such amount may include amounts paid to the Employees engaged in
------
research or development activities pursuant to any employment or consulting agreement entered in connection with this Agreement.

          10.  Miscellaneous.
               -------------

               a.   Survival of Representations and Warranties.  All
                    ------------------------------------------
representations and warranties of Seller made in this Agreement or in any certificate, document or other instrument delivered pursuant hereto shall survive the execution and delivery hereof and the Closing until the date that is twelve months following the Closing.

               b.   Fees and Expenses.  Each of the parties hereto shall bear
                    -----------------
its own fees and expenses, including fees of counsel and accountants, incurred in connection with the negotiation of this Agreement and the Related Agreements and the consummation of the transactions contemplated hereby and thereby or otherwise arising out of, or by reason of, this Agreement or any Related Agreement.

               c.   Entire Agreement; Third-Party Beneficiaries.  This
                    -------------------------------------------
Agreement, the Related Agreements and the Confidentiality Agreement (including the exhibits and schedules hereto and thereto) constitute the entire agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties with respect thereto. The parties hereto acknowledge and agree that no third party (including any employee of Seller) is intended to be a third-party beneficiary of this Agreement or any Related Agreement.

               d.   Amendments.  No amendment, modification or rescission of
                    ----------
this Agreement or any Related Agreement shall be effective unless set forth in writing executed by the party sought to be bound thereby.

               e.   Notices.  Any notice given hereunder or under any Related
                    -------
Agreement (except as otherwise provided therein) shall be in writing and shall be deemed effective upon the earlier of personal delivery (including personal delivery by telex or other means), the day after delivery by commercial courier to a responsible individual or the third day after mailing by certified or registered mail, postage prepaid, as follows:

               (1) If to Purchaser:

                   Durect Corporation
                   10240 Bubb Road
                   Cupertino, CA 95014
                   Attention:  Jean Liu, Vice President and General Counsel

                   With a copy to:

*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                   Stephen B. Thau
                   Venture Law Group
                   2800 Sand Hill Road
                   Menlo Park, CA 94025
                   (650) 854-4488

               (2) If to Seller prior to Closing:

                   IntraEAR, Inc.
                   7995 E. Prentice Avenue, Suite 110
                   Greenwood Village, CO 80111
                   Attention:  President

                   If to Seller after Closing:

                   Daniel K. Arenberg
                   6385 S. Florence Way
                   Englewood, CO 80111
                   (303) 771-7628

                   In either case, with a copy to:

                   Robert R. Stark, Jr.
                   Gibson Dunn & Crutcher LLP
                   1801 California Street
                   Denver, CO 80202-2641
                   (303) 298-5922

or to such other address as any party may have furnished in writing to the other party in the manner provided above.

               f.   Assignment.  No party may assign this Agreement or any
                    ----------
Related Agreement, nor may any of its rights hereunder be assignable or transferable, in any manner by a party, without the prior written consent of the other party; provided, however that Purchaser may assign its rights and obligations under this agreement to an acquiror of all or substantially all of its assets or a majority of its voting capital stock. Any proposed assignment in violation of this Section 10.f shall be void. Subject to the foregoing, this Agreement and the Related Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective transferees, successors, assigns and legal representatives.

               g.   Incorporation by Reference.  All Exhibits referred to in
                    --------------------------
this Agreement are by this reference incorporated herein as an integral part hereof.

               h.   Governing Law.  This Agreement and the Related Agreements
                    -------------
and the respective rights and obligations of the parties hereto and thereto shall be construed under and by the laws of the State of California, without reference to conflicts of laws principles.

*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

               i.   Captions.  The title to the Sections and subsections of this
                    --------
Agreement and the Related Agreements are included herein solely for convenience, are not a part of this Agreement or any Related Agreement and do not in any way limit or amplify the terms of this Agreement or any Related Agreement.

               j.   Attorneys' Fees.  If any legal action or proceeding is
                    ---------------
brought to enforce or interpret this Agreement or any Related Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and costs in connection with such action or proceeding in addition to all other relief to which such party may be entitled.

               k.   No Waiver.  It is understood and agreed that no failure or
                    ---------
delay by any party in exercising any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege be deemed to operate as a waiver of any other right, power or privilege hereunder.

               l.   Counterparts.  This Agreement and any Related Agreement may
                    ------------
be executed in any number of counterparts, each of which shall be considered to be an original, but all of which together shall constitute one and the same instrument. Copies of signature pages delivered by facsimile shall be deemed to be originals, provided that original copies thereof are provided promptly.


                            [SIGNATURE PAGE FOLLOWS]

*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

     IN WITNESS WHEREOF, the undersigned Purchaser and Seller have duly executed this Agreement as of the date first set forth above.


PURCHASER:                                DURECT CORPORATION
                                          a Delaware corporation


                                          By: /s/ James E. Brown
                                             -----------------------
                                             James E. Brown
                                             Chief Executive Officer



SELLER:                                   IntraEAR, Inc.
                                          a Delaware corporation



                                          By: /s/ Dr. I. Kaufman Arenberg
                                             ----------------------------
                                             Dr. I. Kaufman Arenberg
                                             President


*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                                LIST OF EXHIBITS
                                ----------------

Exhibit A         Intellectual Property Assets

Exhibit B-1       Assigned Contracts

Exhibit B-2       Regulatory Approvals

Exhibit C         Equipment

Exhibit D         Inventory

Exhibit E         Excluded Assets

Exhibit F         Employees

Exhibit G         Bill of Sale

Exhibit H         Certificate of Designation

Exhibit I         Purchase Price Allocation

Exhibit J         Purchaser Disclosure Statement

Exhibit K         Seller Disclosure Statement

Exhibit L         Escrow Agreement

Exhibit M         Amendment to Rights Agreement

Exhibit N         Trust Agreement

*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                                   EXHIBIT A
                                   ---------
                          INTELLECTUAL PROPERTY ASSETS
                          ----------------------------



                          IntraEAR, INC. STATUS REPORT

U.S. ISSUED PATENTS
-------------------

1. US-1 - Patent No. 5,421,818 issued 6/6/95 for MULTI-FUNCTIONAL INNER EAR TREATMENT AND DIAGNOSTIC SYSTEM
     [***]

2. US-1(a) - Patent No. 5,476,446 issued 12/19/95 for MULTI-FUNCTIONAL INNER EAR TREATMENT AND DIAGNOSTIC SYSTEM
     [***]

3. US-1(b) - Patent No. 5,474,529 issued 12/12/95 for MULTI-FUNCTIONAL INNER EAR TREATMENT AND DIAGNOSTIC SYSTEM
     [***]

U.S. PENDING PATENT APPLICATIONS
--------------------------------

     1.  [***]

     2.  [***]
     ---------

     3.  [***]
     ---------

     4.  [***]
     ---------



Foreign Issued Patents
----------------------

1. US-1 F1.1 - Australian Patent No. 682908 issued 10/17/94 for MULTI-FUNCTIONAL INNER TREATMENT AND DIAGNOSTIC SYSTEM
     [***]

*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

Foreign Pending Patent Applications
-----------------------------------

     1.  [***]
         -----

     2.  [***]
     ---------

     3.  [***]
     ---------

     4.  [***]
     ---------


U.S. TRADEMARKS
---------------

1. U.S. Trademark Registration No. 2,261,390 issued 7/13/99 for mark INTRAEAR in International Class 10
     [***]
     -----

*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                                  EXHIBIT B-1
                                  -----------

                               ASSIGNED CONTRACTS
                               ------------------


1.   [***]
--

2.   [***]
----------

3.   [***]
----------

4.   [***]
----------

5.   [***]
----------

6.   [***]
----------

7.   [***]
----------

8.   [***]
----------

9.   [***]
----------

10.  [***]
----------

11.  [***]
----------

12.  [***]
----------

13.  [***]
----------

14.  [***]
----------

15.  [***]
----------

16.  [***]
----------

17.  [***]
----------

18.  [***]
----------

19.  [***]
----------

20.  [***]
----------

21.  [***]
----------

22.  [***]
----------

*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                          Attachment I to Exhibit B-1
                          ---------------------------


                      Confidential Disclosure Agreements
                      ----------------------------------



------------------------------------------------------------------------------------------------------
    Name        Company        Location      Date Begin      Date End         Form           Title
    ----        -------        --------      ----------      --------         ----           -----
                  Name
                  ----
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------


*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                                  EXHIBIT B-2

                         SELLER'S REGULATORY APPROVALS
                         -----------------------------

1.   United States Food and Drug Administration
     ------------------------------------------

     . Round Window (U) Cath(TM) - 510(k) clearance - K965115 - dated March 10, 1997, amended December 23, 1998.

     . Round Window E-Cath(TM) 510(k) clearance - K965115 - dated March 23, 1998 amended December 23, 1998.

2.   European Economic Community
     ---------------------------

     . EC Certificate No.: G2D 98 05 31594 001 (covers all products that carry the IntraEAR label)

     .    EN 46002: 08.96, certificate #Q2 98 03 31594 002 (production and distribution of drug delivery catheters)

3.   International Standards Organization
     ------------------------------------

     . ISO 9002: 07.94, certificate #Q2 98 03 31594 002 (production and distribution of drug delivery catheters)

4.   Australia
     ---------

     .    Certificate of Listing, ARTG Listing Number:  AUST L 63785

5.   Taiwan
     ------

     .    D.O.H. license no. 08926

*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                                   EXHIBIT C
                                   ---------


                                 IntraEAR, Inc.
                          Fixed Assets to be Acquired

                                                 New or               Purch              Book Value     Fair/Liquid
   Desc            Model/Detail/ID#              Used     Location    Date      Cost       9/30/99         Value      Notes
   ---             ----------------              ----     --------    ----      ----       -------         -----      -----

FIXED ASSETS TO BE SHIPPED TO CUPERTINO
---------------------------------------

[***]
-----

FIXED ASSETS WITH STRATEGIC VALUE ONLY (TO BE KEPT IN SAN DIEGO FOR R&D- NO
---------------------------------------------------------------------------
LIQUID VALUE)
-------------

[***]

*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                                   EXHIBIT D
                                   ---------

                                 IntraEAR, Inc.
                                   Inventory


                               On Hand         Avg Cost       Asset Value
                              ----------      ----------      ------------
Inventory


[***]
-----

*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                                   EXHIBIT E
                                   ---------

                                Excluded Assets

FIXED ASSETS TO BE LIQUIDATED
-----------------------------

                                       New or                Purch             Book Value                Fair/Liquid
   Desc      Model/Detail/ID#           Used    Location      Date     Cost     9/30/99      Value  Notes
   ----      ----------------           ----    --------      ----     ----     -------      -----  -----

[***]
-----

*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                                   EXHIBIT F
                                   ---------


                                   Employees



[***]
-----

[***]
[***]
[***]
[***]

*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                                   EXHIBIT G
                                   ---------
                                  BILL OF SALE
                                  ------------


          KNOW ALL MEN BY THESE PRESENTS, that IntraEAR, Inc., a Delaware corporation (the "Transferor"), in exchange for consideration set forth in the
                  ----------
Asset Purchase Agreement (the "Agreement") dated as of September __, 1999 by and
                               ---------
among the Transferor and Durect Corporation, a Delaware corporation (the "Transferee"), hereby sells, transfers, assigns and conveys unto Transferee, its
-----------
successors and assigns, free and clear of all liens and encumbrances, all of the right, title and interest of Transferor in and to the Purchased Assets (as described in the Agreement), including the equipment and other personal property described in Attachment A hereto.
             ------------

          TO HAVE AND TO HOLD the same unto the Transferee, its successors or assigns, forever, and the Transferor hereby agrees that the Transferor will from time to time, if requested by the Transferee, its successors and assigns, execute, acknowledge and deliver, or will cause to be done, executed and delivered to the Transferee, or its successors or assigns, all further acts, transfers, assignments, deeds, powers and assurances of title, and additional papers and instruments, and do or cause to be done all acts or things as often as may be proper or necessary for better assuring, conveying, transferring and assigning all of the property hereby conveyed, transferred or assigned, and effectively to carry out the intent hereof, and to vest in the Transferee the entire right, title and interest of the Transferor in and to all of the said property, and the Transferors will warrant and defend the same to the Transferee, its successors and assigns, forever against all claims or demands whatsoever.

          IN WITNESS WHEREOF, the Transferor has executed this instrument as of ___________ __, 1999.



                              IntraEAR, Inc.



                              By: ______________________________________
                                  Dr. I. Kaufman Arenberg

*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                                   EXHIBIT H
                                   ---------

               CERTIFICATE OF DESIGNATION OF RIGHTS, PREFERENCES

                               AND PRIVILEGES OF

                          SERIES B-1 PREFERRED STOCK

                                      OF

                              DURECT CORPORATION


Pursuant to Section 151 of the General Corporation Law of the State of Delaware

     We, James E. Brown and Mark B. Weeks, the Chief Executive Officer and the Secretary, respectively, of Durect Corporation, a Delaware corporation (the "Corporation"), in accordance with the provisions of Section 103 thereof, DO
 -----------
HEREBY CERTIFY:

     That pursuant to the authority conferred upon the Board of Directors by the Amended and Restated Certificate of Incorporation of the said Corporation (the "Restated Certificate"), the Board of Directors on September __, 1999 adopted
 --------------------
the following resolution creating a series of shares of Preferred Stock designated as Series B-1 Preferred Stock:

     "RESOLVED, that pursuant to the authority vested in the Board of Directors of the corporation by the Restated Certificate, the Board of Directors does hereby provide for the issue of a Series of Preferred Stock, $0.0001 par value, of the Corporation, to be designated "Series B-1 Preferred Stock", initially consisting of Four Hundred and Fifty Thousand (450,000) shares, and to the extent that the designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions of the Series B-1 Preferred Stock are not stated and expressed in the Restated Certificate, does hereby fix and herein state and express such designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions thereof, as follows (all terms used herein which are defined in the Restated Certificate shall be deemed to have the meanings provided therein):

     Section 1.  Designation and Amount.  The shares of such series shall be
                 ----------------------
designated as "Series B-1 Preferred Stock", par value $0.0001 per share, and the number of shares constituting such series shall be Four Hundred and Fifty Thousand (450,000).

     Section 2.  Dividend Provisions.  Subject to the rights of series of
                 -------------------
Preferred Stock which may from time to time come into existence, the holders of shares of Series B-1 Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of the Corporation) on the Common Stock of the Corporation, at the rate of $0.13975 per share (as adjusted for stock splits, stock dividends,


* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

reclassification and the like) per annum on each outstanding share of Series B-1 Preferred Stock, payable quarterly when, as and if declared by the Board of Directors; provided, however, that no dividend shall be declared or paid on the shares of Series B-1 Preferred Stock unless dividends have been declared and paid in full to the holders of Series A, Series A-1 and Series B Preferred Stock. Such dividends shall not be cumulative.

     Section 3.  Liquidation.
                 -----------

            (a)  Preference.  In the event of any liquidation, dissolution or
                 ----------
winding up of the Corporation, either voluntary or involuntary, subject to the rights of series of Preferred Stock that may from time to time come into existence, the holders of the Series B-1 Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Series A-1 Preferred Stock or Common Stock by reason of their ownership thereof, an amount per share equal to $2.15 per share (as adjusted for stock splits, stock dividends, reclassification and the like) for each share of Series B-1 Preferred Stock then held by them, plus declared but unpaid dividends. If, upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A-2, Series B and Series B-1 Preferred Stock shall be insufficient to permit the payment to such holders of the full preferential amounts due to such holders pursuant to the foregoing and pursuant to the Corporation's Amended and Restated Certificate of Incorporation, then, subject to the rights of series of Preferred Stock that may from time to time come into existence, the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series A-2, Series B and Series B-1 Preferred Stock in proportion to the preferential amount each such holder is otherwise entitled to receive

            (b)  Remaining Assets.  Upon the completion of the distribution
                 ----------------
required by Section 3(a) above and any other distribution that may be required with respect to series of Preferred Stock that may from time to time come into existence, if assets remain in the Corporation, such assets will be distributed as set forth in Article IV, Section 2(b) of the Restated Certificate.

            (c)  Certain Acquisitions.
                 --------------------

                 (i)   Deemed Liquidation.  For purposes of this Section 3, a
                       ------------------
liquidation, dissolution or winding up of the Corporation shall be deemed to occur as set forth in Article IV, Section 2(c)(i) of the Restated Certificate.

                 (ii)  Notice of Transaction.  The Corporation shall give each
                       ---------------------
holder of record of Series B-1 Preferred Stock written notice of a deemed liquidation as described in Section 3(c)(i) hereof according to the same terms and subject to the same provisions with respect to the shortening of such notice periods as set forth in Article IV, Section 2(c)(iii) of the Restated Certificate with respect to holders of Series A-1, Series A-2 and Series B Preferred Stock.

     Section 4.  Redemption.  The Series B-1 Preferred Stock is not redeemable.
                 ----------

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

     Section 5.  Conversion.  The holders of the Series B-1 Preferred Stock
                 ----------
shall have conversion rights as follows (the "Conversion Rights"):
                                              -----------------

            (a)  Right to Convert. Subject to Section 5(c), each share of Series
                 ----------------
B-1 Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $2.15 by the Conversion Price applicable to such share, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. The initial Conversion Price per share of Series B-1 Preferred Stock shall be $2.15. Such initial Conversion Price shall be subject to adjustment as set forth in
Section 5(d).

            (b)  Automatic Conversion.  Each share of Series B-1 Preferred Stock
                 --------------------
shall automatically be converted into shares of Common Stock at the Conversion Price at the time in effect for such share immediately upon the earlier of (i) except as provided below in Section 5(c), the Corporation's sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with a per share public offering price of at least $7.00 and
 --------------
which results in gross proceeds to the Corporation of $25 million or (ii) the date specified by vote or written consent, as provided by law, of the holders of at least a majority of the then outstanding shares of Series A-1, Series A-2, Series B and Series B-1 Preferred Stock, voting together as a single class, provided that all shares of Series A-1, Series A-2, Series B and Series B-1 Preferred Stock are converted at such time.

            (c) Mechanics of Conversion.  Before any holder of Series B-1
                -----------------------
Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for such series of Preferred Stock, and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of such series of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act the conversion may, at the option of any holder tendering such Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive Common Stock upon conversion of such Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities.

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

            (d)  Conversion Price Adjustments of Preferred Stock for Certain
                 -----------------------------------------------------------
Dilutive Issuances, Splits and Combinations.  The Conversion Price of the Series
-------------------------------------------
B-1 Preferred Stock shall be subject to adjustment from time to time as follows:

                 (i)   Issuance of Additional Stock below Conversion Price.  If
                       ---------------------------------------------------
the Corporation shall issue, after the date upon which any shares of Series B-1 Preferred Stock were first issued (the "Purchase Date" with respect to such
                                        -------------
series), any Additional Stock (as defined below) without consideration or for a consideration per share less than the Conversion Price for such series in effect immediately prior to the issuance of such Additional Stock, the Conversion Price for such series in effect immediately prior to each such issuance shall automatically be adjusted as set forth in this Section 5(d)(i), unless otherwise provided in this Section 5(d)(i).

                       (A)  Adjustment Formula.  Whenever the Conversion Price
                            ------------------
is adjusted pursuant to this Section (5)(d)(i), the new Conversion Price shall be determined by multiplying the Conversion Price then in effect by a fraction,
(x) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance (the "Outstanding Common") plus
                                                     ------------------
the number of shares of Common Stock that the aggregate consideration received by the Corporation for such issuance would purchase at such Conversion Price; and (y) the denominator of which shall be the number of shares of Outstanding Common plus the number of shares of such Additional Stock. For purposes of the foregoing calculation, the term "Outstanding Common" shall include shares of Common Stock deemed issued pursuant to Section 5(d)(i)(E) below.

                       (B)  Definition of "Additional Stock".  For purposes of
                            -------------------------------
this Section 5(d)(i), "Additional Stock" shall mean any shares of Common Stock
                       ----------------
issued (or deemed to have been issued pursuant to Section 5(d)(i)(E)) by the Corporation after the Purchase Date other than

                            (1)  Common Stock issued pursuant to a transaction
described in Section 5(d)(ii) hereof,

                            (2)  Not more than 2,000,000 shares of Common Stock
issuable or issued prior to, on or after the Purchase Date to employees, consultants or directors of the Corporation directly or pursuant to a stock option plan or restricted stock plan approved by the Board of Directors of the Corporation,

                            (3)  Not more than 500,000 shares of capital stock,
or options or warrants to purchase capital stock, issued to financial institutions or lessors in connection with commercial credit arrangements, equipment financings or similar transactions approved by the Board of Directors,

                            (4)  Capital stock or warrants or options to
purchase capital stock issued in connection with bona fide acquisitions, mergers, partnering transactions or similar transactions ("Transactions"), the terms of which are approved by the Board of Directors, unless the Director designated by the Series B Preferred Stock reasonably

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

determines in good faith, in his or her capacity as Director of the Corporation, that the value of the assets, consideration or rights received by the Corporation in such Transaction, when taken as a whole, would not contribute to increasing the value of the Corporation so as to justify issuance of such capital stock or warrants or options to purchase capital stock in such Transaction,

                            (5)  Shares of Common Stock issued or issuable upon
conversion of the Series A-1, Series A-2, Series B or Series B-1 Preferred Stock, and

                            (6)  Shares of Common Stock issued or issuable in a
public offering prior to or in connection with which all outstanding shares of Series A-1, Series A-2, Series B and Series B-1 Preferred Stock will be converted into shares of Common Stock.

                        (C) No Fractional Adjustments.  No adjustment of the
                            -------------------------
Conversion Price for the Series B-1 Preferred Stock shall be made in an amount less than one cent per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to the earlier of three years from the date of the event giving rise to the adjustment being carried forward or the conversion of such shares into Common Stock in accordance with the terms hereof, or shall be made on the earlier of the end of three years from the date of the event giving rise to the adjustment being carried forward or such conversion.

                        (D) Determination of Consideration.  In the case of the
                            ------------------------------
issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof. In the case of the issuance of the Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Board of Directors; provided, however, if the holders of a majority of the then outstanding shares of the Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series B Preferred Stock (the "Contesting Holders") notify the Board of Directors of the Corporation within ten (10) business days after receiving written notification of such determination of the fair market value that they disagree with such determination, then the fair market value of the consideration shall be mutually agreed upon by the Board of Directors and the holders of a majority of the Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series B Preferred Stock within thirty (30) days after the receipt of notice by the Board of Directors from the Contesting Holders.

                        (E) Deemed Issuances of Common Stock.  In the case of
                            --------------------------------
the issuance (whether before, on or after the applicable Purchase Date) of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this Section 5(d)(i):

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                            (1)  The aggregate maximum number of shares of
Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in Section 5(d)(i)(D)), if any, received by the Corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

                            (2)  The aggregate maximum number of shares of
Common Stock deliverable upon conversion of or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Corporation (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Section 5(d)(i)(D)).

                            (3)  In the event of any change in the number of
shares of Common Stock deliverable or in the consideration payable to the Corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Conversion Price of each of the Series A-1, Series A-2, Series B and Series B-1 Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

                            (4)  Upon the expiration of any such options or
rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price of each of the Series A-1, Series A-2, Series B and Series B-1 Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities which remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

                            (5)  The number of shares of Common Stock deemed
issued and the consideration deemed paid therefor pursuant to Sections 5(d)(i)(E)(1) and


* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

5(d)(i)(E)(2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either Section 5(d)(i)(E)(3) or 5(d)(i)(E)(4).

                                 (F) No Increased Conversion Price.
                                     -----------------------------
Notwithstanding any other provisions of this Section (5)(d)(i), except to the limited extent provided for in Sections 5(d)(i)(E)(3) and 5(d)(i)(E)(4), no adjustment of the Conversion Price pursuant to this Section 5(d)(i) shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

                          (ii)   Stock Splits and Dividends.  In the event the
                                 --------------------------
Corporation should at any time or from time to time after the Purchase Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of
                                   ------------------------
any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of the Series B-1 Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series of Preferred Stock shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents with the number of shares issuable with respect to Common Stock Equivalents determined from time to time in the manner provided for deemed issuances in
Section 5(d)(i)(E).

                          (iii)  Reverse Stock Splits.  In the event the number
                                 --------------------
of shares of Common Stock outstanding at any time after the Purchase Date is decreased by a combination of the outstanding shares of Common Stock, then, immediately following the record date of such combination, the Conversion Price of the Series B-1 Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

                    (e)   Other Distributions.  In the event the Corporation
                          -------------------
shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in Section 5(d)(ii), then, in each such case for the purpose of this Section 5(e), the holders of Series B-1 Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

                    (f)   Recapitalizations.  If at any time or from time to
                          -----------------
time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

of assets transaction provided for elsewhere in this Section 5 or Section 3) provision shall be made so that the holders of the Series B-1, Preferred Stock shall thereafter be entitled to receive upon conversion of such Preferred Stock the kind and number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 with respect to the rights of the holders of such Preferred Stock after the recapitalization to the end that the provisions of this Section 5 (including adjustment of the Conversion Price then in effect and the number of shares issuable upon conversion of such Preferred Stock) shall be applicable after that event and be as nearly equivalent as practicable.

                    (g)   No Impairment.  The Corporation will not, by
                          -------------
amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Series B-1 Preferred Stock against impairment.

                    (h)   No Fractional Shares and Certificate as to
                          ------------------------------------------
Adjustments.
-----------

                          (i)    No fractional shares shall be issued upon the
conversion of any share or shares of the Series B-1 Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share with one-half being rounded upward. The number of shares issuable upon such conversion shall be determined on the basis of the total number of shares of Series B-1 Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

                          (ii)   Upon the occurrence of each adjustment or
readjustment of the Conversion Price of Series B-1 Preferred Stock pursuant to this Section 5, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of such Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series B-1 Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price for such series of Preferred Stock at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of such series of Preferred Stock.

                    (i)   Notices of Record Date.  In the event of any taking
                          ----------------------
by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series B-1 Preferred Stock, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

                 (j)   Reservation of Stock Issuable Upon Conversion.  The
                       ---------------------------------------------
Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A-1, Series A-2, Series B and Series B-1 Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of such series of Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of such series of Preferred Stock, in addition to such other remedies as shall be available to the holder of such Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Certificate of Incorporation.

                 (k)   Notices.  Any notice required by the provisions of this
                       -------
Section 5 to be given to the holders of shares of Series B-1 Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

     Section 6.  Voting Rights.  The holder of each share of Series B-1
                 -------------
Preferred Stock shall have the right to one vote for each share of Common Stock into which such Preferred Stock could then be converted, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders' meeting in accordance with the bylaws of the Corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Series B-1 Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

     Section 7.  Protective Provisions.  So long as 200,000 shares of Series B-1
                 ---------------------
Preferred Stock are outstanding (as adjusted for stock splits, stock dividends or recapitalizations), the Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series B-1 Preferred Stock, voting together as a class: (i) alter or change the rights, preferences or privileges of the shares of Series B-1 Preferred Stock or (ii) amend the Certificate of Incorporation or the Bylaw of the Corporation so as to affect adversely the shares of Series B-1 Preferred Stock in a manner materially different from any other series of Preferred Stock.

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

     Section 8.  Status of Converted Stock.  In the event any shares of Series
                 -------------------------
B-1 Preferred Stock shall be converted pursuant to Section 5 hereof, the shares so converted shall be cancelled and shall not be issuable by the Corporation. The Certificate of Incorporation of the Corporation shall be appropriately amended to effect the corresponding reduction in the Corporation's authorized capital stock.


* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

     IN WITNESS WHEREOF, we have executed and subscribed this Certificate and do affirm the foregoing as true under the penalties of perjury this __th day of September, 1999.


James E. Brown
Chief Executive Officer


ATTEST:



____________________________________
Mark B. Weeks, Secretary

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                                   EXHIBIT I

Pursuant to Section 2.b of the Asset Purchase Agreement, the Purchase Price of $843,287.03 shall be allocated as follows:

  First, $23,312.76 to Class I assets (cash, demand deposits and like accounts in banks, savings and loan associations (and other depository institutions), and other similar items);

  Second, Zero to Class II assets (certificates of deposit, US government securities, readily marketable stock or securities, and foreign currency);

  Third, $34,477.64 to Class III assets (all assets other than Class I, II, IV and V);

  Fourth, $508,496.63 to Class IV assets (all section 197 intangibles (goodwill, going concern value, workforce in place, business books and records, operating systems, customer lists, patents, copyrights, formulae, processes, designs, patterns, know-how, formats, customer based intangibles, supplier based intangibles, governmental licenses and permits, covenants not to compete, franchises, trademarks, or trade names) other than those in the nature of goodwill and going concern value); and

  Fifth, Zero to Class V assets (all section 197 intangibles in the nature of
  -----------
goodwill and going concern value (which allocation is done using a residual method, with all consideration not allocable to Class I, II, III and IV assets being allocated here)).

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                                   EXHIBIT J
                                   ---------

                         PURCHASER DISCLOSURE STATEMENT
                         ------------------------------


     This Purchaser Disclosure Statement is made and given by Purchaser to Seller in connection with the Asset Purchase Agreement ("Agreement"). Unless the context otherwise requires, all capitalized terms used herein shall have the same meanings as set forth in the Agreement. All disclosures and exceptions contained herein are intended to modify Purchaser's representations and warranties contained in the Agreement, and the section headings used below are for convenience only.

[***]

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                                   EXHIBIT K
                                   ---------
                          SELLER DISCLOSURE STATEMENT
                          ---------------------------


     This Seller Disclosure Statement is made and given by Seller to Purchaser in connection with the Asset Purchase Agreement ("Agreement"). Unless the context otherwise requires, all capitalized terms used herein shall have the same meanings as set forth in the Agreement. All disclosures and exceptions contained herein are intended to modify Seller's representations and warranties contained in the Agreement, and the section headings used below are for convenience only. Disclosures made under one heading shall be deemed to be made under any other heading where such disclosure would be relevant.

[***]

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                                   EXHIBIT L
                                   ---------

                                ESCROW AGREEMENT


     This Escrow Agreement (the "Agreement") is entered into as of October 1,
                                 ---------
1999 (the "Closing Date"), by and among Durect Corporation, a Delaware
           ------------
corporation ("Buyer"), IntraEAR, Inc., a Delaware corporation ("Seller"), Daniel
              -----                                             ------
Arenberg ("Seller's Representative") and Harris Trust Company of California
           -----------------------
("Escrow Agent").
  ------------

                                    RECITALS
                                    --------

     Buyer and Seller have entered into an Asset Purchase Agreement dated as of September 24, 1999 (the "Purchase Agreement"), pursuant to which Buyer will
                         ------------------
acquire substantially all of the assets of Seller. The Purchase Agreement provides that the escrow fund provided for hereby will secure the indemnification obligations of Seller to the Buyer, on the terms and conditions set forth herein. Pursuant to the Purchase Agreement, Buyer will deliver [***] shares of its Series B-1 Preferred Stock to be deposited into the escrow fund provided for hereby. The parties desire to establish the terms and conditions pursuant to which such escrow fund will be established and maintained.

                                   AGREEMENT
                                   ---------

     The parties agree as follows:

     1.   Defined Terms.  Capitalized terms used in this Agreement and not
          -------------
otherwise defined herein shall have the meanings given them in the Purchase Agreement.

     2.   Consent of Seller Stockholders.  By virtue of the approval by the
          ------------------------------
Seller Stockholders ("Seller Stockholders") immediately prior to the Closing
                      -------------------
Date of the Purchase Agreement and the exhibits thereto, Seller Stockholders have, without any further act of Seller Stockholders consented to: (a) the establishment of the Escrow Fund (as defined in Section 3(a) below) to secure the indemnification obligations of Seller under Section 9.a of the Purchase Agreement, (b) the appointment of Seller's Representative as their representative for the purposes of this Agreement and as attorney-in-fact and agent for and on behalf of Seller Stockholders with respect to the subject matter of this Agreement, and the taking by Seller's Representative of any and all actions and the making of any decisions required or permitted to be taken or made by them under this Agreement and (c) all of the other terms, conditions and limitations set forth in this Agreement.

     3.   Escrow and Indemnification.
          --------------------------

          (a) Escrow Fund.  As soon as practicable after the Closing Date, Buyer
              -----------
shall deposit with the Escrow Agent a certificate representing 70,000 shares of Buyer's Series B-1 Preferred Stock registered in the name of Harris Trust Company of California as Escrow Agent, (the "Escrow Shares" and, as so
                                             -------------
deposited, the "Escrow Fund").  Exhibit A hereto sets forth the name and address
                -----------     ---------
of each Seller Stockholder and the number of Escrow Shares contributed to the

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

Escrow Fund on behalf of each such Seller Stockholder pursuant to Section 9 of the Purchase Agreement. The number of Escrow Shares contributed on behalf of each Seller Stockholder divided by the total amount of Escrow Shares contributed by all Seller Stockholders to the Escrow Fund shall be each such Seller Stockholder's "proportionate interest" in the Escrow Shares. The Escrow Fund
               ----------------------
shall be held as an escrow fund and shall not be subject to any lien, attachment, trustee process or any other judicial process of any creditor of any party hereto. Escrow Agent agrees to accept delivery of the Escrow Fund and to hold such Escrow Fund in escrow subject to the terms and conditions of this Agreement. Attached hereto as Exhibit B are the names, titles and specimen
                               ---------
signatures of each of the persons who are authorized on behalf of Buyer, Seller and Seller's Representative to execute and deliver written notices and instructions to the Escrow Agent.

          (b) Indemnification.  Seller has agreed in Section 9 of the Purchase
              ---------------
Agreement to indemnify and hold harmless the Buyer, its officers, directors, stockholders, employees and agents (collectively "Indemnified Persons") from and
                                                  -------------------
against Claims, as defined in Section 9.a(i) of the Purchase Agreement. The Escrow Fund shall be security for this indemnity obligation of Seller, subject to the limitations, and in the manner provided, in this Agreement.

     4.   Administration of Escrow Fund.  Escrow Agent shall administer the
          -----------------------------
Escrow Fund as follows:

          (a) Escrow Agent shall hold and safeguard the Escrow Fund during the Escrow Period (as defined in Section 6 below), shall treat such fund as an escrow fund in accordance with the terms of this Agreement and as property of the Seller Stockholders and not as the property of Buyer and shall hold and dispose of the Escrow Fund only in accordance with the terms hereof.

          (b) Upon receipt by Escrow Agent at any time on or before the last day of the Escrow Period of a certificate signed by any officer of Buyer (an "Officer's Certificate"):
 ---------------------

               (i) stating that Buyer has paid or reasonably anticipates that it will have to pay or incur Claims, which on a cumulative basis with all prior claims exceeds [***], and

               (ii) specifying the individual items of Claims included in the amount so stated, the date each such item was paid or incurred, or the basis for such anticipated liability, and the nature of the misrepresentation, breach of warranty or claim to which such item is related, Escrow Agent shall, subject to the provisions of Section 4(c) below, deliver to Buyer out of the Escrow Fund, as promptly as practicable, Escrow Shares held in the Escrow Fund in an amount equal to such Claims. For the purposes of determining the number of Escrow Shares to be delivered to Buyer out of the Escrow Fund pursuant to this Section 4(b), the shares of Buyer Series B-1 Preferred Stock shall be deemed to have a value equal to the most recent price at which Buyer sold at least [***] worth of shares of capital stock to venture capital investors, or, if Buyer has sold shares of Common Stock to the public pursuant to an underwritten public offering under the Securities Act of 1933, as amended, the average closing price of Buyer's Common Stock as quoted on The Nasdaq National Market (or other national exchange if so listed) for the

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

five days prior to, but not including, the date on which it is determined that such Securities are to be delivered. Said value shall be provided to Escrow Agent in writing by Buyer.

          (c)  Objections to Claims.  At the time of delivery of any Officer's
               --------------------
Certificate to Escrow Agent, a duplicate copy of such certificate shall be delivered to Seller's Representative by Buyer, and for a period of 30 days after receipt of the Officer's Certificate, Escrow Agent shall make no delivery to Buyer from the Escrow Fund pursuant to Section 4(b) hereof unless Escrow Agent shall have received written authorization from Seller's Representative to make such delivery. After the expiration of such 30-day period, Escrow Agent shall make delivery from the Escrow Fund in accordance with Section 4(b) hereof, provided that no such payment or delivery may be made if Seller's Representative shall object in a written statement to the claim made in the Officer's Certificate, and such statement shall have been delivered to Escrow Agent and Buyer prior to the expiration of such 30-day period.

          (d)  Resolution of Conflicts; Arbitration.
               ------------------------------------

               (i) In case Seller's Representative shall so object in writing to any claim or claims made in any Officer's Certificate, Seller's Representative and Buyer shall attempt in good faith to agree upon the rights of the respective parties with respect to each of such claims within 45 days after Escrow Agent's receipt of Seller's Representative's written objection to the claim pursuant to Section 4(c) (the "Negotiation Period"). If Seller's
                                     ------------------
Representative and Buyer should so agree during the Negotiation Period, a memorandum setting forth such agreement shall be prepared and signed by both parties and shall be furnished to Escrow Agent. Escrow Agent shall be entitled to rely on any such memorandum and distribute the Escrow Shares and/or other property from the Escrow Fund in accordance with the terms thereof.

               (ii) If no such agreement has been reached by the end of the Negotiation Period, either Buyer or Seller's Representative may demand arbitration of the matter unless the amount of the Claims is at issue in pending litigation with a third party, in which event arbitration shall not be commenced until such amount is ascertained by settlement or a non-appealable decision of a court of competent jurisdiction or both parties agree to arbitration; and in either such event the matter shall be settled by arbitration as provided in
Section 9.b of the Purchase Agreement. The arbitration shall be conducted in San Jose, California. The written, final and non-appealable decision of the arbitrator as to the validity and amount of any claim in such Officer's Certificate shall be binding and conclusive upon the parties to this Agreement, and notwithstanding anything in Section 4(c) hereof, Escrow Agent shall be entitled to act in accordance with such decision and make or withhold payments out of the Escrow Fund in accordance therewith. The arbitrator shall award reimbursement to the prevailing party in the arbitration of its reasonable expenses of the arbitration (including costs and reasonable attorneys' fees). The award of the arbitrator shall be the sole and exclusive monetary remedy of the parties and shall be enforceable in any court of competent jurisdiction. Notwithstanding the foregoing, any party shall be entitled to seek injunctive relief or other equitable remedies from any court of competent jurisdiction.

     5.   Third-Party Claims.  In the event Buyer becomes aware of a third-party
          ------------------
claim which Buyer believes may result in a demand against the Escrow Fund, Buyer shall notify Seller's

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

Representative of such claim, and Seller's Representative and Seller through Seller's Representative shall be entitled, at their expense, to participate in any defense of such claim; provided, however, that failure to so notify Seller's Representative shall not relieve Seller from any liability it has under this Agreement or the Purchase Agreement with respect to such third party claim unless and to the extent Seller is prejudiced thereby. Buyer shall have the right in its discretion to settle any such claim; provided, however, that except with the written consent of Seller's Representative, no settlement of any such claim with third-party claimants shall alone be determinative of the validity of any claim against the Escrow Fund. In the event that Seller's Representative has consented in writing to any such settlement, Seller's Representative shall have no power or authority to object under any provision hereof or Sections 8 or 9 of the Purchase Agreement to the amount of any claim by Buyer against the Escrow Fund consistent with such settlement.

     6.   Release of Escrow Fund.  Subject to the following requirements, the
          ----------------------
Escrow Fund shall remain in existence from the Closing Date until one year from the Closing Date (the "Escrow Period"). Upon the expiration of the Escrow
                       -------------
Period, the Escrow Fund shall terminate with respect to all Escrow Shares then remaining in the Escrow Fund, and all such Escrow Shares shall be delivered to Seller Stockholders; provided, however, that a number of Escrow Shares, which, in the reasonable judgment of Buyer, is necessary to satisfy any unsatisfied claims specified in any Officer's Certificate delivered to Escrow Agent prior to the expiration of such Escrow Period with respect to facts and circumstances existing on or prior to the end of the Escrow Period shall remain in the Escrow Fund (and the Escrow Fund shall remain in existence) until such claims have been resolved; provided further, that Buyer agrees to notify Escrow Agent in writing of the expiration of the Escrow Period. As soon as all such claims have been resolved and upon receipt of joint written instructions from Seller's Representative and Buyer, Escrow Agent shall deliver to Seller all Escrow Shares then remaining in the Escrow Fund and not required to satisfy such claims. Deliveries of Escrow Shares and other property to Seller Stockholders pursuant to this Section 6 shall be made in accordance with each Seller Stockholder's proportionate interest in the Escrow Shares and in accordance with the address provided on Exhibit A hereto.

     7.   Seller's Representative.
          -----------------------

          (a) Seller's Representative may be changed by Seller from time to time upon not less than 10 days' prior written notice to Buyer and Escrow Agent and subject to the consent of Buyer, whose consent shall not be unreasonably withheld; provided that Seller's Representative may not be removed unless holders of a majority in interest of the Escrow Fund agree to such removal and to the identity of the substituted agent. No bond shall be required of Seller's Representative, and Seller's Representative shall not receive compensation for his or her services. Notices or communications to or from Seller's Representative shall constitute notice to or from Seller. Seller's Representative shall be entitled to submit a claim and receive reimbursement from the Escrow Fund for all reasonable, documented out-of-pocket expenses incurred by Seller's Representative as a result of acting as the Seller's Representative; provided, however, that such right to reimbursement shall be subordinate to Buyer's claims on the Escrow, if any, and shall be paid only after all such claims have been satisfied. The Escrow Agent shall have no duty to examine any such claim to determine the reasonableness or legitimacy of such claim. Any such reimbursement shall be paid in Escrow Shares out of the Escrow Fund. For purposes of such

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

reimbursement of the Seller's Representative, Escrow Shares shall be valued at the most recent price at which Buyer sold at least [***] of shares of capital stock to venture capital investors, or, if Buyer has sold shares of Common Stock to the public pursuant to an underwritten public offering under the Securities Act of 1933, as amended, the average closing price of Buyer's Common Stock as quoted on The Nasdaq National Market (or other national exchange if so listed) for the five days prior to, but not including, the date on which it is determined that such Securities are to be delivered. Said value shall be provided to Escrow Agent in writing by Buyer.

          (b) Seller's Representative shall not be liable for any act done or omitted hereunder as Seller's Representative while acting in good faith and in the exercise of reasonable judgment. Seller shall indemnify Seller's Representative and hold Seller's Representative harmless against any loss, liability or expense incurred without gross negligence, bad faith or willful misconduct on the part of Seller's Representative and arising out of or in connection with the acceptance or administration of Seller's Representative's duties hereunder, including the reasonable fees and expenses of any legal counsel retained by Seller's Representative.

          (c) Seller's Representative shall act by vote or written action or consent of the holders of a majority of the membership units of Seller. A decision, act, consent or instruction of Seller's Representative shall constitute a decision of Seller and shall be final, binding and conclusive upon Seller, Buyer and Escrow Agent, and Buyer may rely upon any such decision, act, consent or instruction of Seller's Representative as being the decision, act, consent or instruction of Seller. Escrow Agent and Buyer and are hereby relieved from any liability to any person for any acts done by them in accordance with such decision, act, consent or instruction of Seller's Representative.

     8.   Escrow Agent's Duties.
          ---------------------

          (a) Buyer, Seller and Seller's Representative acknowledge and agree that Escrow Agent (i) shall not be responsible for any of the agreements referred to herein but shall be obligated only for the performance of such duties as are specifically set forth in this Agreement and as set forth in any additional written escrow instructions which Escrow Agent may receive after the date of this Agreement that are signed by an officer of Buyer and Seller's Representative; and no implied covenants and obligations shall be read into this agreement against the Escrow Agent (ii) shall not be obligated to take any legal or other action hereunder which might in its reasonable judgment involve expense or liability unless it shall have been furnished with indemnity reasonably acceptable to it; (iii) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, instrument, statement, request or document furnished to it hereunder and reasonably believed by it to be genuine and to have been signed or presented by the proper person, and shall have no responsibility for determining the accuracy thereof; and (iv) may consult with counsel (of its choice) regarding any of its duties or obligations hereunder, and shall be fully protected in any action taken in good faith in accordance with such advice.

          (b) Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person, excepting only (i) notices, instructions, instruments, statements, requests or documents furnished pursuant to Section 8(a) or (ii) final, unappealable orders or process of courts of law or written decision of arbitrator pursuant

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

to Section 4(d), and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court or written decision of arbitrator. In case Escrow Agent obeys or complies with any such final, unappealable order, judgment or decree of any court or written decision of arbitrator, Escrow Agent shall not be liable to any of the parties hereto or to any other person by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently annulled, set aside, vacated or found to have been entered without jurisdiction.

          (c) Escrow Agent shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver this Agreement or any documents or papers deposited or called for hereunder.

          (d) Escrow Agent shall not be liable for the expiration of any rights under any statute of limitations with respect to this Agreement or any documents deposited with Escrow Agent.

          (e) Neither Escrow Agent nor any of its directors, officers or employees shall be liable to anyone for any action taken or omitted to be taken by it or any of its directors, officers or employees hereunder except in the case of gross negligence or willful misconduct. Subject to Section 8(g) below, Buyer and Seller (collectively, the "Indemnifying Parties") covenant and agree
                                     --------------------
to jointly and severally indemnify Escrow Agent and hold it harmless from and against any fee, loss, liability or expense (including reasonable attorney's fees and expenses) (a "Loss") incurred by Escrow Agent arising out of or in
                       ----
connection with the performance of its obligations in accordance with the provisions of this Agreement or with the administration of its duties hereunder, unless such Loss shall arise out of or be caused by Escrow Agent's gross negligence or willful misconduct; provided, however, that indemnification for Escrow Agent's standard fees and expenses set forth on the fee schedule attached hereto as Exhibit A shall be borne exclusively by Buyer, and provided further
          ---------
that the indemnity agreement contained in this Section 8(e) shall not apply to amounts paid in settlement of any Loss if such settlement is effected without the consent of Buyer and Seller's Representative. The costs and expenses of enforcing this right of indemnification shall also be paid by the Indemnifying Parties.

          (f) To the extent that Escrow Agent becomes liable for the payment of any taxes in respect of income derived from the investment of funds held or payments made hereunder, Escrow Agent shall satisfy such liability to the extent possible from the Escrow Fund. Subject to Section 8(g) below, Indemnifying Parties agree to jointly and severally indemnify and hold Escrow Agent harmless from and against any taxes, additions for late payment, interest, penalties and other expenses, that may be assessed against Escrow Agent on any payment or other activities under this Agreement unless any such tax, addition for late payment, interest, penalty or other expense shall arise out of or be caused by the actions of, or a failure to act by, Escrow Agent. No distributions of investment income, if any, will be made to Seller unless Escrow Agent is supplied with an original, signed Form W-9 or its equivalent prior to distribution.

          (g) Notwithstanding the joint and several nature of the obligations of Indemnifying Parties under Section 8(e) and 8(f), Seller's liability for indemnification of Escrow Agent under Sections 8(e) and 8(f) hereof (the "Indemnification Liability") shall in no event exceed the value of the Escrow
 -------------------------
Fund then available to pay such liability and any amount of

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

Indemnification Liability attributable to Seller in excess of the value of the Escrow Fund shall be paid by Buyer. Subject to the foregoing, each of the Indemnifying Parties shall contribute to the Indemnification Liability in such proportion as is appropriate to reflect the relative fault of each individual Indemnifying Party, including up to all such Indemnification Liability in the case of any tax liability arising from failure to provide correct information with respect to any taxes pursuant to Section 8(f) above. In all cases where there is no such basis for allocating contribution for such Indemnification Liability or except as otherwise provided in Section 8(e), one half of the total Indemnification Liability shall be paid out of the Escrow Fund by Seller, and one half of the total Indemnification Liability shall be paid by Buyer.

          (h) Escrow Agent may resign at any time upon giving at least 30 days' written notice to Buyer and Seller's Representative; provided, however, that no such resignation shall become effective until the appointment of a successor escrow agent, which shall be accomplished as follows: Buyer and Seller's Representative shall use their best efforts to mutually agree upon a successor agent within 30 days after receiving such notice. If the parties fail to agree upon a successor escrow agent within such time, Seller's Representative with the consent of Buyer, which shall not be unreasonably withheld, shall have the right to appoint a successor escrow agent authorized to do business in California.
The successor escrow agent selected in the preceding manner shall execute and deliver an instrument accepting such appointment and it shall thereupon be deemed Escrow Agent hereunder and it shall without further acts be vested with all the estates, properties, rights, powers, and duties of the predecessor Escrow Agent as if originally named as Escrow Agent. If no successor escrow agent is named, Escrow Agent may at the expense of the Buyer apply to a court of competent jurisdiction for the appointment of a successor escrow agent. Thereafter, the predecessor Escrow Agent shall be discharged from any further duties and liabilities under this Agreement. The provisions of paragraphs 8(e) and 8(f) shall survive the resignation or removal of Escrow Agent or the termination of this Agreement.

          (i) In no event shall the Escrow Agent be liable to any party hereto for any special, indirect or consequential loss or damage of any kind whatsoever, even if the Escrow Agent has been previously advised of such loss or damage.

     9.   Fees, Expenses and Taxes.  Buyer agrees to pay or reimburse Escrow
          ------------------------
Agent for its normal services hereunder in accordance with the fee schedule attached hereto as Exhibit C. The Escrow Agent shall be entitled to
                   ---------
reimbursement upon 30 days' written notice for all expenses incurred in connection with Sections 8(e) and 8(f) above, and payment of any legal fees and expenses incurred by the Escrow Agent in connection with the resolution of any claim by any party hereunder. If the Escrow Agent has not been reimbursed for the foregoing fees and expenses, the Escrow Agent shall make no delivery of the Escrow Fund.

     10.  Miscellaneous.
          -------------

          (a)  Amendments and Waivers. Any term of this Agreement may be amended
               ----------------------
or waived with the written consent of the parties or their respective successors and assigns. Any amendment or waiver effected in accordance with this Section 10(a) shall be binding upon the parties and their respective successors and assigns.

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

          (b)  Successors and Assigns.  The terms and conditions of this
               ----------------------
Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          (c)  Governing Law; Jurisdiction.  This Agreement and all acts and
               ---------------------------
transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law. Each of the parties to this Agreement consents to the exclusive jurisdiction and venue of the courts of the state and federal courts of Santa Clara County, California.

          (d)  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          (e)  Titles and Subtitles.  The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          (f)  Notices.  Any notice required or permitted by this Agreement
               -------
shall be in writing and shall be deemed given upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set below or on the signature pages hereto, or as subsequently modified by written notice.

          (g)  Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (h)  Entire Agreement.  Except as set forth in the Purchase Agreement
               ----------------
and the Related Agreements, this Agreement is the product of all of the parties hereto, and constitutes the entire agreement between such parties pertaining to the subject matter hereof, and merges all prior negotiations and drafts of the parties with regard to the transactions contemplated herein. Any and all other written or oral agreements existing between the parties hereto regarding such transactions are expressly canceled.

*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

          (i)  Advice of Legal Counsel.  Each party acknowledges and represents
               -----------------------
that, in executing this Agreement, it has had the opportunity to seek advice as to its legal rights from legal counsel and that the person signing on its behalf has read and understood all of the terms and provisions of this Agreement. This Agreement shall not be construed against any party by reason of the drafting or preparation thereof.

*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

     The parties have executed this Escrow Agreement as of the date first above written.

                              BUYER:


                              DURECT CORPORATION


                              By:________________________________________
                                 James E. Brown, Chief Executive Officer

                              10240 Bubb Road
                              Cupertino, CA 95014
                              Attn: Jean Liu, Vice President and General Counsel


                              SELLER:

                              IntraEAR, Inc.


                              By:________________________________________
                                 Dr. I. Kaufman Arenberg, President

                              7995 E. Prentice Avenue, Suite 110
                              Greenwood Village, CO  80111
                              Attn:  President


                              ESCROW AGENT:

                    HARRIS TRUST COMPANY OF CALIFORNIA, as Escrow Agent

                              By:________________________________________

                              Name:______________________________________
                                                  (print)

                              Title:_____________________________________

                              Address:  601 South Figueroa St., #4900
                                        Los Angeles, CA  90017


                      SIGNATURE PAGE TO EXCROW AGREEMENT

*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                              SELLER'S REPRESENTATIVE


                              ___________________________________________
                              Daniel Arenberg

                              Address:6385 S. Florence Way
                                      Englewood, CO 80111

                      SIGNATURE PAGE TO EXCROW AGREEMENT

*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                                   EXHIBIT A

                       SELLER STOCKHOLDERS/ESCROW SHARES
                       ---------------------------------

*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                                   EXHIBIT B

                             AUTHORIZED SIGNATORIES
                             ----------------------


     For Durect Corporation ("Buyer") the following named persons with title and specimen signature shown below:

       Name                            Title                      Signature
-----------------------    ----------------------------     --------------------

James E. Brown               Chief Executive Officer        ____________________



                             AUTHORIZED SIGNATORIES
                             ----------------------


     For IntraEAR, Inc. ("Seller") the following named persons with title and specimen signature shown below:

       Name                            Title                      Signature
-----------------------    ----------------------------     --------------------

Dr. I. Kaufman Arenberg      President                      ____________________



                             AUTHORIZED SIGNATORIES
                             ----------------------


     For Daniel Arenberg, ("Seller's Representative") the following named person with title and specimen signature shown below:

       Name                            Title                      Signature
-----------------------    ----------------------------     --------------------

Daniel Arenberg              Seller's Representative        ____________________

*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                                   EXHIBIT C

                                  FEE SCHEDULE
                                  ------------

*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                                   EXHIBIT M
                                   ---------

                   AMENDMENT TO INVESTORS' RIGHTS AGREEMENT

     This Amendment (the "Amendment") is made as of October __, 1999 between
                          ---------
Durect Corporation,  a Delaware corporation ("Buyer"), IntraEAR, Inc., a
                                              -----
Delaware corporation ("Seller"), and the holders of a majority of the
                       ------
Registrable Securities, other than Founders (the "Investors") who are parties to
                                                  ---------
the Amended and Restated Investors' Rights Agreement among the Company and certain investors dated July 19, 1999 (the "Investors' Rights Agreement").
                                            ---------------------------
Unless specifically designated otherwise, capitalized terms used in this Amendment shall have the meanings given them in the Rights Agreement.

                                    RECITALS
                                    --------

     A. Buyer and Seller have entered into an Asset Purchase Agreement dated as of September __, 1999 (the "Purchase Agreement"), pursuant to which Buyer
                               ------------------
will acquire substantially all of the assets of Seller and will issue to Seller shares of Buyer's Series B-1 Preferred Stock. As a condition to Closing, the Purchase Agreement provides that the parties hereto will execute this Amendment.

     B. The Investors desire to amend the Investors' Rights Agreement as set forth herein.

                                   AGREEMENT
                                   ---------

     The parties agree as follows:

     1. Subject to Section 2 of this Amendment, Section 2.1(b)(i) of the Investors' Rights Agreement shall be replaced in its entirety as follows:

     "(i) the shares of Common Stock issuable or issued upon conversion of the Series A-1, Series A-2, Series B and Series B-1 Preferred Stock".

     2. Seller shall be bound by and entitled to all of terms of the Investors' Rights Agreements, except that Seller shall not be bound by or entitled to the terms contained in Sections 1.2, 1.4, 1.7(a), 1.7(c), 1.13 and 2 of the Investors' Rights Agreement, and provided further that for the purpose of any transfer of Registrable Securities by Seller to its stockholders in connection with a dissolution or winding up of Seller, the minimum number of shares limitation of Section 1.12 of the Investors' Rights Agreement shall not apply.

     3    Except as expressly set forth herein, the Investors' Rights Agreement shall remain in full force and effect and shall not be modified or altered in any other way.

     4    This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

                            [Signature Page Follows]

*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

     The parties hereto have executed this Amendment to Investors' Rights Agreement as of the date first set forth above.

                              BUYER:


                              DURECT CORPORATION


                              By:________________________________________
                                 James E. Brown, Chief Executive Officer

                              10240 Bubb Road
                              Cupertino, CA 95014
                              Attn: Jean Liu, Vice President and General Counsel


                              SELLER:

                              IntraEAR, Inc.


                              By:________________________________________
                                 Dr. I. Kaufman Arenberg, President

                              7995 E. Prentice Avenue, Suite 110
                              Greenwood Village, CO  80111
                              Attn: President

*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                              INVESTORS:

                              _______________________________________

                              By:____________________________________

                              Title:_________________________________

                              Print Name:____________________________

*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                                   EXHIBIT N
                                   ---------

                                TRUST AGREEMENT
                                ---------------

     This Trust Agreement (the "Agreement") is entered into as of October 1,
                                ---------
1999, by and among Durect Corporation, a Delaware corporation ("Buyer"),
                                                                -----
IntraEAR, Inc., a Delaware corporation ("Seller") and Daniel Arenberg
                                         ------
("Trustee").
  -------

                                    RECITALS


     Buyer and Seller have entered into an Asset Purchase Agreement (the "Asset
                                                                          -----
Purchase Agreement") pursuant to which Buyer will acquire substantially all of
------------------
the assets of Seller. The Asset Purchase Agreement provides that parties will enter into this Trust Agreement to provide a fund for the payment of liabilities of Seller.

                                   AGREEMENT

     The parties agree as follows:

     1.   Defined Terms.  Capitalized terms used in this Agreement and not
          -------------
otherwise defined herein shall have the meanings given them in the Asset Purchase Agreement.

     2.   Trust Fund and Uses.
          -------------------

          (a)  Trust Fund.  As soon as practicable after the Closing Date, Buyer
               ----------
shall deposit into an account specifically designated by Trustee solely for the purposes set forth herein [***] in cash (the "Trust Fund"). The Trust Fund
                                              ----------
shall be held as a trust fund and shall not be subject to any lien, attachment, trustee process or any other judicial process of any creditor of any party hereto. Trustee agrees to accept delivery of the Trust Fund and to hold such Trust Fund in trust subject to the terms and conditions of this Agreement.

          (b)  Investment of Trust Fund.  Trustee shall invest the Trust Fund in
               ------------------------
any of the following:

               (i) obligations issued by or guaranteed by the United States of America or any agency or instrumentality thereof;

               (ii) certificates of deposit of or interest bearing accounts with national banks or corporations endowed with trust powers, having capital and surplus in excess of $100,000,000;

               (iii) commercial paper that at the time of investment is rated A-1 by Standard and Poor's Corporation or P-1 by Moody's Investor Service;

               (iv) repurchase agreements with any bank or corporation described in clause (ii), above, fully secured by obligations described in clause (i), above; or

*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

               (v) any money market fund registered under the Investment Company Act of 1940, as amended.

     Any interest or other income earned on the Trust Fund shall become part of the Trust Fund.

          (c)  Use of Trust Fund.  Trustee shall use the Trust Fund to pay fees
               -----------------
and other expenses (i) to settle liabilities incurred by Seller prior to the Closing, (ii) reasonably incurred in connection with the dissolution or winding up of Seller; (iii) reasonably incurred by Seller in connection with the termination of any contracts or the assignment of any Assigned Contracts to Buyer; (iv) reasonably incurred in connection with the distribution of the assets of Seller to its stockholders; or (v) to the extent approved beforehand in writing at the sole discretion of Buyer, necessary to defend Seller against claims from third parties. Except as otherwise agreed by Buyer in writing, the Trustee shall not use the Trust Fund for any other purpose.


     3.   Administration of Trust Fund.  Trustee shall administer the Trust Fund
          ----------------------------
as follows:

          (a) Trustee shall hold and safeguard the Trust Fund during the Trust Period (as defined in Section 5 below), shall treat such fund as a trust fund in accordance with the terms of this Agreement and not as the property of Buyer and shall hold and dispose of the Trust Fund only in accordance with the terms hereof.

          (b) Trustee shall pay the fees and expenses set forth in Section 2(c) from the Trust Fund as they come due; provided, however, that Trustee shall give written notice to Buyer of any payments made from the Trust Fund, specifying the amount paid and in reasonable detail the reason for such payments.

     4.   Third-Party Claims.  In the event Trustee becomes aware of a third-
          ------------------
party claim which Trustee believes may result in a demand against the Trust Fund, Trustee shall notify Buyer of such claim, and Buyer shall be entitled, at its expense, to participate in any defense of such claim. Trustee shall not have the right to settle any such claim without Buyer's prior written consent.

     5.   Release of Trust Fund.  Subject to the following requirements, the
          ---------------------
Trust Fund shall remain in existence from the Closing until the earlier of: (i) the date upon which Trustee determines that no further payments shall be made from the Trust Fund pursuant to Section 2(c) hereof or (ii) the date that is eighteen (18) months from the date of this Agreement (the "Trust Period"). Upon
                                                           ------------
the expiration of the Trust Period, the Trust Fund shall terminate, and all monies remaining in the Trust Fund, other than [***] to be reserved for the payment of Seller's retention under its products liability insurance policy (the "Retention Amount"), shall be delivered to Buyer. The Retention Amount shall be delivered to Buyer promptly after such time as Seller's products liability insurance policy shall no longer be in effect.

*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

     6.   Trustee.
          -------

          (a) Trustee may be changed by Seller from time to time upon not less than 10 days' prior written notice to Buyer and subject to the consent of Buyer, whose consent shall not be unreasonably withheld; provided that Trustee may not be removed unless holders of a majority in interest of the units of Seller agree to such removal and to the identity of the substituted agent. No bond shall be required of Trustee.

          (b) Trustee shall not be liable for any act done or omitted hereunder as Trustee while acting in good faith and which is not the result of gross negligence.

     7.   Miscellaneous.
          -------------

          (a)  Amendments and Waivers.  Any term of this Agreement may be
               ----------------------
amended or waived with the written consent of the parties or their respective successors and assigns. Any amendment or waiver effected in accordance with this
Section 7(a) shall be binding upon the parties and their respective successors and assigns.

          (b)  Successors and Assigns.  The terms and conditions of this
               ----------------------
Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          (c)  Governing Law; Jurisdiction.  This Agreement and all acts and
               ---------------------------
transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law. Each of the parties to this Agreement consents to the exclusive jurisdiction and venue of the courts of the state and federal courts of San Jose, California.

          (d)  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          (e)  Titles and Subtitles.  The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          (f)  Notices.  Any notice required or permitted by this Agreement
               -------
shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth on the signature page hereto, or as subsequently modified by written notice.

*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

          (g)  Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (h)  Entire Agreement.  Except as set forth in the Purchase Agreement
               ----------------
and the Related Agreements, this Agreement is the product of all of the parties hereto, and constitutes the entire agreement between such parties pertaining to the subject matter hereof, and merges all prior negotiations and drafts of the parties with regard to the transactions contemplated herein. Any and all other written or oral agreements existing between the parties hereto regarding such transactions are expressly canceled.

          (i)  Advice of Legal Counsel.  Each party acknowledges and represents
               -----------------------
that, in executing this Agreement, it has had the opportunity to seek advice as to its legal rights from legal counsel and that the person signing on its behalf has read and understood all of the terms and provisions of this Agreement. This Agreement shall not be construed against any party by reason of the drafting or preparation thereof.


                            [Signature Page Follows]

*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

     The parties have executed this Agreement as of the date first above written.

                              BUYER:


                              DURECT CORPORATION


                              By:_______________________________________
                                 James E. Brown, Chief Executive Officer

                              10240 Bubb Road
                              Cupertino, CA 95014
                              Attn: Jean Liu, Vice President and General Counsel


                              SELLER:

                              IntraEAR, Inc.


                              By:_______________________________________
                                 Dr. I. Kaufman Arenberg, President

                              7995 E. Prentice Avenue, Suite 110
                              Greenwood Village, CO  80111
                              Attn: President


                              TRUSTEE:


                              By:_______________________________________
                                 Daniel Arenberg, President

                              Address:__________________________________
                                      __________________________________

*Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.